united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21853

Northern Lights Variable Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

17605 Wright Street, Omaha, Nebraska 68130

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2660

Date of fiscal year end: 12/31

Date of reporting period: 6/30/15

Item 1. Reports to Stockholders.

Semi-Annual Report

June 30, 2015

JNF SSgA Sector Rotation Portfolio

JNF SSgA Tactical Allocation Portfolio

JNF SSgA Retirement Income Portfolio

JNF Dynasty Liquid Alternatives Portfolio

Each a series of the Northern Lights Variable Trust

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of JNF SSgA Sector Rotation Portfolio, JNF SSgA Tactical Allocation Portfolio, JNF SSgA Retirement Income Portfolio and JNF Dynasty Liquid Alternatives Portfolio. Such offering is made only by prospectus, which includes details as to offering price and other material information.

JNF SSGA Portfolios

H1 2015

Strategy Positioning & Performance

JNF SSgA Sector Rotation Portfolio

A sharply rising dollar made for a tough environment for most US Equity sectors to begin 2015, but the sector allocations in the JNF SSGA Sector Rotation Portfolio added value overall. Unaudited gross returns were positive on an absolute and relative basis, 1.58% for the fund versus S&P 500 benchmark return of 0.20%. SSGA’s sector rotation model preferred the health care and technology sectors for the duration of the first half of the year, and as a result, the JNF SSGA Sector Rotation Portfolio held steady overweight positions to these two sectors, which provided favorable results. The overweight to health care, which was the greatest positive contributor to performance, offset modest underperformance in technology and financials. Technology was supported by relatively robust expectations for earnings and sales growth, as well as momentum indicators, and comparative valuations also improved. Meanwhile, valuations continued to act as a hurdle for the healthcare sector but were not big enough to offset continued strong momentum in that space. The overweight to the financial sector was supported by favorable valuations when compared to other sectors in the first quarter but ended up being the largest detractor to performance, overall, and was then replaced by the consumer discretionary sector in the second quarter. Consumer discretionary scored well due largely to relatively attractive PBROE and earnings yields. The allocation to cash, due to the Volatility Defense mechanism being triggered just prior to the start of the year, detracted from performance. The fund was then re-risked at the end of April, reallocating the cash position to its equity exposure. Allocations to the industrials and energy sectors were also moderate detractors from performance.

The Market and Economy

2015 began with a flurry of divergent Central Bank policy moves in response to an uneven global growth outlook, rapidly declining global inflation and a major anticipated expansion of quantitative easing by the European Central Bank (ECB). The Swiss National Bank delivered an early surprise for global markets on January 15th by removing the peg between the Swiss Franc and the Euro in place since 2011. This unexpected tightening action sent the Swiss Franc up better than 20% against the Euro and the Swiss equity market down by 15% immediately following the move. The Bank of Canada (BoC) provided further shock therapy on January 21st by unexpectedly cutting overnight rates by 0.25% to 0.75%. Canadian stocks and bonds rallied, but the Canadian dollar traded down 2.5% on the news. The BoC’s cut was widely viewed as insurance against economic risks, which include risks to inflation, growth and financial stability. Weak oil prices also played a significant role in the BoC’s decision to cut rates. On January 22nd, The ECB announced a larger than expected Quantitative Easing (QE) program scheduled to begin in March and set to continue through September 2016. The commitment to continue buying bonds is open ended thereafter until it has achieved, as ECB President Mario Draghi said, “A sustained adjustment in the path of inflation which is consistent with our aim of achieving inflation rates below, but close to, 2% over the medium term.” The Eurostoxx Index had its strongest monthly performance since June of 2012. By the end of January, Denmark, Singapore, India and Turkey also eased policy by cutting interest rates while Brazil hiked rates.

On January 29th, the Fed released their policy statement saying, “The Committee continues to see the risks to the outlook for economic activity and the labor market as nearly balanced. Inflation is anticipated to decline further in the near term, but the Committee expects inflation to rise gradually toward 2 percent over the medium term as the labor market improves further and the transitory effects of lower energy prices and other factors dissipate.” However, in a nod to international events, the Fed did note that they are watching developments for potential impact on the US economy. 4th quarter GDP came in a tad weaker than expected at 2.6% versus a consensus estimate of 3.0%, but personal consumption ticked up a bit as one might expect with gasoline below $2/gallon in many parts of the country. The Chicago Purchasing Managers Index improved to 59.4, well above the 50.0 line which delineates expansion from contraction. For the month, the DXY Index (an index that weights the dollar relative to a basket of international currencies) was up 5% and many companies sighted the stronger dollar as a cause of weaker earnings.

After a turbulent January for equity markets, volatility subsided through the month of February as oil prices stabilized and the aggressive pace of global central bank actions witnessed the prior month moderated. After the Royal Bank of Australia cut rates on February 3rd, the remainder of the month was moderately quiet from a central bank standpoint. Data releases in the U.S. remained upbeat for the month, beginning on February 6th, with the release of stronger than expected US Non-Farm Payroll numbers. The positive tone of economic U.S. economic data pushed yields on U.S. 10 year bonds higher after having fallen sharply the prior month. U.S. equity markets traded down slightly on the jobs report as expectations increased that the U.S. economy is gaining strength and that the Federal Reserve may have an opportunity to raise rates in the not too distant future. Drama in Greece began anew as a confrontational language by newly elected Greek Prime Minister Tsipras escalated a war of words surrounding Greek debt and required austerity measures, temporarily sending European equities lower. The Syriza government was elected to power based on promises that they would renegotiate the bailout package and currently negotiated austerity programs. This stance from Greece was starkly at odds with commitments already agreed upon to continue bailout funding, setting up a showdown going into the end of the month. Cooler minds prevailed, however, by month-end and Greece was granted a 4 month extension. The extension gives the Syriza party time to implement required pension and taxation reforms. Further increasing concerns in Europe, Ukrainian violence escalated which spurred new urgency to calm tensions. On February 12th, a cease fire agreement was tentatively agreed to that pushed equity markets higher.

On February 18th, the Federal Reserve (Fed) released minutes from their latest Federal Open Market Committee meeting. At a time when market expectations and Fed rhetoric are already at odds, one might have thought that the Fed would make extra effort to clarify its intentions, but apparently not. The minutes only added to the confusion. Further testimony by Fed Chair Janet Yellen to Congress set the stage for removal of the word “patient” from future Fed statements. The change in the language doesn’t necessarily mean that rate hikes might come in the next couple of meetings, but general consensus seems to be that the first rate hike will be in the 3rd quarter of 2015. 10 year U.S. Treasury interest rates which began the month at 1.64%, traded as high as 2.13% and settled back to 2.01%. The move up in rates was the biggest monthly change in rates since the “Taper Tantrum” in 2013 when rates moved from 1.67% in April of 2013 to 2.12% in May.

Coming in to March, the outlook for global investors appeared to be improving with equity market volatility declining substantially in February. The improvement in mood was supported by anticipation of a larger than initially expected quantitative easing program from the European Central Bank and a late February agreement between the European troika and Greece to extend bailout terms for four months. Very quickly into the month, however, fresh news came into the markets that raised uncertainties anew. On March 1st, China eased administered rates, and maybe more consequentially, lowered its GDP forecast for 2015 to “about” 7%. The word “about” became key as it allows some wiggle room in case that the economy doesn’t grow at a pace officially targeted by the Chinese Government. Emerging market equites, commodities and indeed global equities traded lower on the news. Then under the category of good news may be bad news, the Bureau of Labor Statistics reported better than expected employment numbers which potentially increased the likelihood that the U.S Federal Reserve (Fed) will increase rates sooner rather than later. Gold sold off of the labor numbers as did US equities. However, the rout was short lived as news broke that the Fed will allow several large Wall Street banks to initiate or raise their dividends and US equities rallied.

On March 5th, the ECB announced that their bond buying would begin on March 9th and almost immediately, yields on German 10 year Bunds fell from 0.39% to 0.21% as US ten year bonds yields rose to 2.24% which was the high for the month. 10 year German Bunds would go on to close out the month of March at 0.18% and would trade at a spread to US 10 years of 190 basis points which is the widest spread in the last 25 years. As for the U.S., as widely expected on March 18th, the Fed removed the word “patient” from their post-meeting statement, setting the stage for a hike in rates but the Fed was also very careful to say that a lack of “patience” doesn’t mean that a rate hike is imminent. The equity market rallied on the news that a rate hike was not in the near future while the bond market was relatively flat. Consensus now has it that September will be the first hike and that there will potentially be another hike in December, but the Fed was very clear to point out that the decision is data dependent. Fed Vice Chair Fisher laid out the 3 keys for a rate hike: 1) headline inflation needs to be positive; 2) Core inflation needs to be moving towards 2%; and 3) real wages should be accelerating from the low levels of the past few years. As the later disappointing US data rolled in, US 10 year bond yields slowly ground lower to end the month at 1.92%. In an interesting twist, as US data gets less rosy, European economic data seems to be getting better. On March 25th, the Euro strengthened relative to other currencies as reports come out of Europe showing that German business confidence is up and the ECB banned Greek banks from increasing holdings of Greek short term debt. As we closed out the month, Saudi Arabia sent airstrikes into Yemen to fight Iranian backed insurgents. In an odd twist, the US is backing the fighting against the Iranians in Yemen, yet more or less openly fighting alongside them in Iraq while negotiating a nuclear deal in Switzerland. As word of the fighting in Yemen broke out, oil had its biggest up day since 2009 and gold jumped 1.9%.

Kicking off the second quarter of 2015, April provided a bumpy ride for investors exposed to a number of recent popular trends in the market. After rising for nine consecutive months on anticipated policy divergence, the U.S. dollar declined nearly 4% for the month reflecting in part a softening in U.S. data and a later expected start to possible Fed rate hikes. Oil prices rose sharply in April with West Texas crude up 25.3% and Brent crude up 21.2%, the largest upward monthly move for Brent since 2009. In Europe, German 10 year bond yields capped a long stretch of continuous declines to as low as 5 basis points on April 19th before pacing a global bond sell off to end the month at 37 basis points. U.S. yields also moved sharply higher at the end of the month.

Global markets entered the month of May digesting an initial U.S. Q1 2015 GDP report released on April 29th showing a much lower than expected 0.2% annualized rate of growth, which was then further revised at month end to an actual contraction of 0.7%. Despite the weak U.S. growth data, the month opened with global interest rates continuing to rise sharply on the heels of a selloff that began in late April. U.S. 10 year Treasury yields rose 26 basis points to 2.29% before reverting and finishing the month just 9 basis points higher than where they began the month. After falling for the first time in ten months in April, the U.S. Dollar resumed its assent, though finished the month below the highs reached in March.

Markets in June were unsettled by a steady stream of worrying headlines from Europe as increasingly acrimonious negotiations between Greece and the Troika (European Commission, European Central Bank and International Monetary Fund) to extend an existing bailout agreement came to an impasse. Setting up what many saw as high stakes, though ultimately resolvable set of moves, the Greek government on June 5th elected to miss a scheduled payment to the IMF, choosing to instead bundle the payment with two others for a total of €1.5 billion payable on June 30th. Near the end of the month a framework to release bailout funds to Greece to make that IMF payment still seemed possible with a hoped for last minute agreement. Those expectations were quickly dashed, however, by a surprise announcement by the Greek government on Friday evening June 26th to hold a referendum on a final set of austerity proposals by Greece’s creditors to unlock a final tranche of bailout funds. Unsurprisingly, equity markets on June 29th reacted negatively to the uncertainty created of the referendum, though contagion in debt markets was relatively contained with very modest widening in sovereign debt spreads in Spain and Italy.

The end of June 2015 marks exactly nine years since the market last digested a rate increase by the Federal Reserve. The current expectation is that the post financial crisis status quo is about to change; projections of Federal Reserve Board members and the market’s futures pricing suggest a rate increase is quite possible within the next six months. Economic data that appears to have strengthened since a lackluster first quarter of 2015 are consistent with the Fed moving forward with a well telegraphed narrative that policy normalization will begin soon. Measures of inflation such as the personal consumption expenditures deflator, on the other hand, have continued to surprise to the downside and would point to the Fed waiting longer. On June 17th the Federal Reserve provided an update of the ‘dot’ plot indicating where members of the Federal Reserve Board anticipate the Federal Funds rate to be looking forward. As was true from the prior March dot plot, the median response of members was that there would likely be two interest rate increases by the end of 2015, still higher than the market expectation priced in the futures markets. Looking forward in the dot plots, however, the expected level of rates moved lower for the end of 2016 and 2017 – suggesting that while the Fed may be eager to lift short term interest rates from zero they are in no rush to aggressively tighten financial conditions.

Global equity markets were broadly positive for the first half of 2015. The S&P 500 Index was up 1.23%, the Russell 2000 Index was up 4.75%, the MSCI World ex US index was up 4.34% and the MSCI Emerging Markets Index was up 2.95%. In the fixed income space, the Barclays Aggregate index was down -0.10% and the Barclays Very Liquid High Yield Index was up 2.23%.

Outlook

Looking ahead, we anticipate that global growth will continue to proceed at a modest pace led by the United States. Europe shows the most potential to contribute more to global growth given the initiation of aggressive policy support from the ECB in March of this year. As the Federal Reserve contemplates a “lift-off” in rates, policy divergence will continue to play an important role in relative return outcomes both on a local and currency adjusted basis. In our tactical portfolios we are currently neutral between growth oriented and defensive assets as recent increases in currency volatility and geopolitical uncertainty led us to reign in our growth assets overweight early in 2015. Within equities we favor non-U.S. developed markets over their U.S. counterparts on relative policy support and more attractive valuations. We continue to underweight emerging market equities on the slowdown in relative growth rates of emerging market economies compared to developed markets and an unfavorable currency outlook as the Fed positions to raise rates in the coming three to nine months. In fixed income we are expecting the government yield curve in the U.S. to flatten as the Fed begins to tighten monetary policy. We expect the long end of the curve will remain well anchored, however, as long run growth and inflation expectations remain tepid and following an aggressive spike in long rates in the spring of this year that appears to have run its course for now. Our outlook for credit is cautiously optimistic on a still near record low default rate in high yield bonds and a still very accommodative policy backdrop.

Sincerely,

JNF Advisors, Inc.

SSgA Funds Management, Inc.

Sources: Bloomberg, FactSet, Morgan Stanley, JPMorgan, RBS, Credit Suisse, Citigroup, SSGA Performance Group, MSCI, as of 6/30/15

The index returns are unmanaged and do not reflect the deduction of any fees or expenses. The index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Past performance is not a guarantee of future results. The performance figures contained herein are provided on a gross of fees basis and do not reflect the deduction of advisory or other fees which could reduce the return. The performance includes the reinvestment of dividends and other corporate earnings and is calculated in US dollars.

Overweight and Underweight are as of the date indicated, are subject to change, and should not be relied upon as current thereafter.

Investing in foreign domiciled securities may involve risk of capital loss from unfavorable fluctuation in currency values, withholding taxes, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Investments in emerging or developing markets may be more volatile and less liquid than investing in developed markets and may involve exposure to economic structures that are generally less diverse and mature and to political systems which have less stability than those of more developed countries.

****	70% MSCI ACWI IMI Index and 30% Barclays US Agg

The MSCI indices are trademarks of MSCI Inc. The Standard & Poor’s indices are registered trademarks of Standard & Poor’s Financial Services LLC. The Barclays US Treasury Index is a trademark of Barclays, Inc. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell 2000®, are trademarks of Russell Investment Group. CITIGROUP is a registered trademark and service mark of Citigroup Inc. or its affiliates and is used and registered throughout the world. Citigroup is owned and maintained by Citigroup Index LLC © Citigroup Index. S&P MIDCAP 400 are registered trademarks of Standard & Poor’s Financial Services LLC. FTSE is a trade mark of the London Stock Exchange Group companies and is used by FTSE International Limited FTSE under license. The S&P 500 Index is a product of S&P Dow Jones Indices LLC (SPDJI), and has been licensed for use by SSgA. SSGA’s is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

Fixed income asset class and country reporting based on Barclays indices which are trademarks of Barclays Inc. and have been licensed for use by State Street. Barclays or its affiliates (“Barclays”) shall not be liable for any inaccuracies or errors with respect to any data or Index referenced herein, nor does Barclays sponsor, endorse or promote the Strategy.

Dow Jones and DJ are trademarks of Dow Jones Trademark Holdings LLC; UBS is a registered trademark of UBS AG.

Market data, prices, and estimates for characteristics calculations provided by Barclays POINT®.

Risk associated with equity investing include stock values which may fluctuate in response to the activities of individual companies and general market and economic conditions.

There are risks associated with investing in Real Assets and the Real Assets sector, including real estate, precious metals and natural resources. Investments can be significantly affected by events relating to these industries.

Investing in REITs involves certain distinct risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. REITs are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs, especially mortgage REITs, are also subject to interest rate risk (i.e., as interest rates rise, the value of the REIT may decline).

ETFs trade like stocks, are subject to investment risk, fluctuate in market value and may trade at prices above or below the ETFs net asset value. Brokerage commissions and ETF expenses will reduce returns.

Bonds generally present less short-term risk and volatility than stocks, but contain interest rate risk (as interest rates rise bond values and yields usually fall); issuer default risk; issuer credit risk; liquidity risk; and inflation risk. These effects are usually pronounced for longer-term securities. Any fixed income security sold or redeemed prior to maturity may be subject to a substantial gain or loss.

Investing in high yield fixed income securities, otherwise known as junk bonds is considered speculative and involves greater risk of loss of principal and interest than investing in investment grade fixed income securities. These Lower-quality debt securities involve greater risk of default or price changes due to potential changes in the credit quality of the issuer.

Asset Allocation is a method of diversification which positions assets among major investment categories. Asset Allocation may be used in an effort to manage risk and enhance returns. It does not, however, guarantee a profit or protect against loss.

This material is solely for the private use of Jefferson National clients and is not intended for public dissemination. The views expressed in this material are the views of SSGA’s ISG Team through the period ended June 30, 2015 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

All the index performance results referred to are provided exclusively for comparison purposes only. It should not be assumed that they represent the performance of any particular investment.

All material has been obtained from sources believed to be reliable. There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such.

Investments in mid/small-sized companies may involve greater risks than in those of larger, better known companies.

Government bonds and corporate bonds generally have more moderate short-term price fluctuations than stocks, but provide lower potential long-term returns.

Companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the value of the security may not rise as much as companies with smaller market capitalizations.

Investing involves risk including the risk of loss of principal.

Increase in real interest rates can cause the price of inflation-protected debt securities to decrease. Interest payments on inflation-protected debt securities can be unpredictable.

Sectors shown are as of the date indicated and are subject to change. This information should not be considered a recommendation to invest in a particular sector or to buy or sell any security shown. It is not known whether the sectors or securities shown will be profitable in the future.

Diversification does not ensure a profit or guarantee against loss.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

State Street Global Advisors, One Lincoln Street, Boston, MA 02111-2900

Web: www.ssga.com

(C) 2015 State Street Corporation - All Rights Reserved

SA-1705

Exp. Date: 10/20/15

*	Past performance is no guarantee of future results. Investment return and principal value will vary. Investors’ shares when redeemed may be worth more or less than original cost. Returns do not reflect the deduction of taxes a shareholder would pay on redemption of fund shares. There is no front end or back end load for the JNF SSgA Sector Rotation Portfolio. The total annual operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated May 1, 2015 is 1.20% (before fee waiver/reimbursement). For performance information current to the most recent month-end, please call toll-free 1-866-667-0564. All performance figures reflect fee waivers and expense subsidies, without which performance figures would have been lower. The Portfolio’s prospectus contains more complete information, including fees, expenses and risks involved in investing in Mutual Funds and should be read carefully before investing.

JNF SSgA Sector Rotation Portfolio
PORTFOLIO REVIEW (Unaudited)
June 30, 2015

The Portfolio’s performance figures* for the periods ended June 30, 2015, as compared to its benchmarks:

				Since
	Six Months	One Year	Five Year	Inception**
JNF SSgA Sector Rotation Portfolio	1.58%	2.94%	17.41%	5.56%
Russell Midcap Index ***	2.35%	6.63%	18.23%	7.53%
S&P 500 Index ****	0.20%	5.25%	14.89%	4.10%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemptions of Portfolio shares as well as other charges and expenses of the insurance contract, or separate account. Returns greater than one year are annualized. The Portfolio’s gross average expense ratio, per its most recent prospectus, is 1.20%.

**	Inception date is May 1, 2007.

***	The Russell Midcap Index is an unmanaged Index that measures the performance of the 800 smallest companies in the Russell 1000, which represents approximately 25% of the total market capitalization of the Russell 1000 Index. Investors cannot invest directly in an index.

****	The S&P 500 Index is an unmanaged market capitalization-weighted index which is comprised of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark. The Advisor has elected to change the benchmark for the Portfolio. Going forward, the S&P 500 Index will replace the Russell Midcap Index as the Portfolio’s primary broad-based index. The Russell Midcap Index will continue to be reflected for a period of one year.

Portfolio Composition as of June 30, 2015

Holdings by Type	% of Net Assets
Exchange Traded Funds - Equity	99.4%
Short-Term Investments	0.7%
Other Assets Less Liabilities - Net	(0.1)%
100.0%

Please refer to the Portfolio of Investments in this semi-annual report for a detailed analysis of the Portfolio’s holdings.

JNF SSgA Sector Rotation Portfolio
PORTFOLIO OF INVESTMENTS (Unaudited)
June 30, 2015

Shares		Value
	EXCHANGE TRADED FUNDS - 99.4%
	EQUITY FUNDS - 99.4%
270,406	SPDR Consumer Discretionary Select Sector Fund	$20,680,651
71,786	SPDR Consumer Staples Select Sector Fund	3,417,014
37,704	SPDR Energy Select Sector Fund	2,833,833
248,324	SPDR Financial Select Sector Fund	6,054,139
306,960	SPDR Health Care Select Sector Fund	22,834,755
68,829	SPDR Industrial Select Sector Fund	3,720,896
23,092	SPDR Materials Select Sector Fund	1,117,422
697,795	SPDR Technology Select Sector Fund	28,888,712
18,805	SPDR Utilities Select Sector Fund	779,655
	TOTAL EXCHANGE TRADED FUNDS (Cost - $87,997,393)	90,327,077

	SHORT-TERM INVESTMENTS - 0.7%
	MONEY MARKET FUND - 0.7%
631,312	Federated Prime Obligations Fund, to yield 0.07% (Cost - $631,312) *	631,312

	TOTAL INVESTMENTS - 100.1% (Cost - $88,628,705) (a)	$90,958,389
	OTHER ASSETS LESS LIABILITIES - NET - (0.1)%	(101,433)
	NET ASSETS - 100.0%	$90,856,956

*	Variable rate security, the money market rate shown represents the rate at June 30, 2015.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $88,628,259 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$2,892,066
Unrealized depreciation:	(561,936)
Net unrealized appreciation:	$2,330,130

See accompanying notes to these financial statements.

Jefferson National SSGA Portfolios

H1 2015

Strategy Positioning & Performance

JNF SSgA Tactical Allocation Portfolio

Returns were positive on an absolute basis but negative on a relative basis, 1.08% for the fund versus custom blended benchmark returns of 1.90%. **** (reference custom blended benchmark disclosure)

●	US Equities – The JNF SSgA portfolio US sector positioning broadly added value, with strong results in particular coming from an over-allocation to health care stocks and consumer discretionary stocks.

●	Non-US Equities – The largest contributor to positive performance came from the decision to seek hedged exposure to Japanese equities, which were up nearly 20% during the portfolio’s holding period. Looking at detractors, the strong rally in emerging markets to start the second quarter was a reversal of the longer term trend of underperformance vis-à-vis developed markets. With the portfolio positioned to capitalize on developed market strength, this counter trend move proved harmful.

●	REITs – Overweight positions in international REITs contributed positively to performance over the quarter.

●	Fixed Income – An increase in interest rate volatility proved challenging. With the US interest rate curve steepening throughout the much of the period, the portfolio’s overweight to long duration fixed income contributed the largest portion of negative return to the portfolio. A sizeable overweight in US high yield bonds also hurt the portfolio, while an underweight to global inflation-linked bonds added to performance.

●	Cash – The portfolio held an overweight position in cash during the first half of the year, which generally detracted from performance.

The Market and Economy

2015 began with a flurry of divergent Central Bank policy moves in response to an uneven global growth outlook, rapidly declining global inflation and a major anticipated expansion of quantitative easing by the European Central Bank (ECB). The Swiss National Bank delivered an early surprise for global markets on January 15th by removing the peg between the Swiss Franc and the Euro in place since 2011. This unexpected tightening action sent the Swiss Franc up better than 20% against the Euro and the Swiss equity market down by 15% immediately following the move. The Bank of Canada (BoC) provided further shock therapy on January 21st by unexpectedly cutting overnight rates by 0.25% to 0.75%. Canadian stocks and bonds rallied, but the Canadian dollar traded down 2.5% on the news. The BoC’s cut was widely viewed as insurance against economic risks, which include risks to inflation, growth and financial stability. Weak oil prices also played a significant role in the BoC’s decision to cut rates. On January 22nd, The ECB announced a larger than expected Quantitative Easing (QE) program scheduled to begin in March and set to continue through September 2016. The commitment to continue buying bonds is open ended thereafter until it has achieved, as ECB President Mario Draghi said, “A sustained adjustment in the path of inflation which is consistent with our aim of achieving inflation rates below, but close to, 2% over the medium term.” The Eurostoxx Index had its strongest monthly performance since June of 2012. By the end of January, Denmark, Singapore, India and Turkey also eased policy by cutting interest rates while Brazil hiked rates.

On January 29th, the Fed released their policy statement saying, “The Committee continues to see the risks to the outlook for economic activity and the labor market as nearly balanced. Inflation is anticipated to decline further in the near term, but the Committee expects inflation to rise gradually toward 2 percent over the medium term as the labor market improves further and the transitory effects of lower energy prices and other factors dissipate.” However, in a nod to international events, the Fed did note that they are watching developments for potential impact on the US economy. 4th quarter GDP came in a tad weaker than expected at 2.6% versus a consensus estimate of 3.0%, but personal consumption ticked up a bit as one might expect with gasoline below $2/gallon in many parts of the country. The Chicago Purchasing Managers Index improved to 59.4, well above the 50.0 line which delineates expansion from contraction. For the month, the DXY Index (an index that weights the dollar relative to a basket of international currencies) was up 5% and many companies sighted the stronger dollar as a cause of weaker earnings.

After a turbulent January for equity markets, volatility subsided through the month of February as oil prices stabilized and the aggressive pace of global central bank actions witnessed the prior month moderated. After the Royal Bank of Australia cut rates on February 3rd, the remainder of the month was moderately quiet from a central bank standpoint. Data releases in the U.S. remained upbeat for the month, beginning on February 6th, with the release of stronger than expected US Non-Farm Payroll numbers. The positive tone of economic U.S. economic data pushed yields on U.S. 10 year bonds higher after having fallen sharply the prior month. U.S. equity markets traded down slightly on the jobs report as expectations increased that the U.S. economy is gaining strength and that the Federal Reserve may have an opportunity to raise rates in the not too distant future. Drama in Greece began anew as a confrontational language by newly elected Greek Prime Minister Tsipras escalated a war of words surrounding Greek debt and required austerity measures, temporarily sending European equities lower. The Syriza government was elected to power based on promises that they would renegotiate the bailout package and currently negotiated austerity programs. This stance from Greece was starkly at odds with commitments already agreed upon to continue bailout funding, setting up a showdown going into the end of the month. Cooler minds prevailed, however, by month-end and Greece was granted a 4 month extension. The extension gives the Syriza party time to implement required pension and taxation reforms. Further increasing concerns in Europe, Ukrainian violence escalated which spurred new urgency to calm tensions. On February 12th, a cease fire agreement was tentatively agreed to that pushed equity markets higher.

On February 18th, the Federal Reserve (Fed) released minutes from their latest Federal Open Market Committee meeting. At a time when market expectations and Fed rhetoric are already at odds, one might have thought that the Fed would make extra effort to clarify its intentions, but apparently not. The minutes only added to the confusion. Further testimony by Fed Chair Janet Yellen to Congress set the stage for removal of the word “patient” from future Fed statements. The change in the language doesn’t necessarily mean that rate hikes might come in the next couple of meetings, but general consensus seems to be that the first rate hike will be in the 3rd quarter of 2015. 10 year U.S. Treasury interest rates which began the month at 1.64%, traded as high as 2.13% and settled back to 2.01%. The move up in rates was the biggest monthly change in rates since the “Taper Tantrum” in 2013 when rates moved from 1.67% in April of 2013 to 2.12% in May.

Coming in to March, the outlook for global investors appeared to be improving with equity market volatility declining substantially in February. The improvement in mood was supported by anticipation of a larger than initially expected quantitative easing program from the European Central Bank and a late February agreement between the European troika and Greece to extend bailout terms for four months. Very quickly into the month, however, fresh news came into the markets that raised uncertainties anew. On March 1st, China eased administered rates, and maybe more consequentially, lowered its GDP forecast for 2015 to “about” 7%. The word “about” became key as it allows some wiggle room in case that the economy doesn’t grow at a pace officially targeted by the Chinese Government. Emerging market equites, commodities and indeed global equities traded lower on the news. Then under the category of good news may be bad news, the Bureau of Labor Statistics reported better than expected employment numbers which potentially increased the likelihood that the U.S Federal Reserve (Fed) will increase rates sooner rather than later. Gold sold off of the labor numbers as did US equities. However, the rout was short lived as news broke that the Fed will allow several large Wall Street banks to initiate or raise their dividends and US equities rallied.

On March 5th, the ECB announced that their bond buying would begin on March 9th and almost immediately, yields on German 10 year Bunds fell from 0.39% to 0.21% as US ten year bonds yields rose to 2.24% which was the high for the month. 10 year German Bunds would go on to close out the month of March at 0.18% and would trade at a spread to US 10 years of 190 basis points which is the widest spread in the last 25 years. As for the U.S., as widely expected on March 18th, the Fed removed the word “patient” from their post-meeting statement, setting the stage for a hike in rates but the Fed was also very careful to say that a lack of “patience” doesn’t mean that a rate hike is imminent. The equity market rallied on the news that a rate hike was not in the near future while the bond market was relatively flat. Consensus now has it that September will be the first hike and that there will potentially be another hike in December, but the Fed was very clear to point out that the decision is data dependent. Fed Vice Chair Fisher laid out the 3 keys for a rate hike: 1) headline inflation needs to be positive; 2) Core inflation needs to be moving towards 2%; and 3) real wages should be accelerating from the low levels of the past few years. As the later disappointing US data rolled in, US 10 year bond yields slowly ground lower to end the month at 1.92%. In an interesting twist, as US data gets less rosy, European economic data seems to be getting better. On March 25th, the Euro strengthened relative to other currencies as reports come out of Europe showing that German business confidence is up and the ECB banned Greek banks from increasing holdings of Greek short term debt. As we closed out the month, Saudi Arabia sent airstrikes into Yemen to fight Iranian backed insurgents. In an odd twist, the US is backing the fighting against the Iranians in Yemen, yet more or less openly fighting alongside them in Iraq while negotiating a nuclear deal in Switzerland. As word of the fighting in Yemen broke out, oil had its biggest up day since 2009 and gold jumped 1.9%.

Kicking off the second quarter of 2015, April provided a bumpy ride for investors exposed to a number of recent popular trends in the market. After rising for nine consecutive months on anticipated policy divergence, the U.S. dollar declined nearly 4% for the month reflecting in part a softening in U.S. data and a later expected start to possible Fed rate hikes. Oil prices rose sharply in April with West Texas crude up 25.3% and Brent crude up 21.2%, the largest upward monthly move for Brent since 2009. In Europe, German 10 year bond yields capped a long stretch of continuous declines to as low as 5 basis points on April 19th before pacing a global bond sell off to end the month at 37 basis points. U.S. yields also moved sharply higher at the end of the month.

Global markets entered the month of May digesting an initial U.S. Q1 2015 GDP report released on April 29th showing a much lower than expected 0.2% annualized rate of growth, which was then further revised at month end to an actual contraction of 0.7%. Despite the weak U.S. growth data, the month opened with global interest rates continuing to rise sharply on the heels of a selloff that began in late April. U.S. 10 year Treasury yields rose 26 basis points to 2.29% before reverting and finishing the month just 9 basis points higher than where they began the month. After falling for the first time in ten months in April, the U.S. Dollar resumed its assent, though finished the month below the highs reached in March.

Markets in June were unsettled by a steady stream of worrying headlines from Europe as increasingly acrimonious negotiations between Greece and the Troika (European Commission, European Central Bank and International Monetary Fund) to extend an existing bailout agreement came to an impasse. Setting up what many saw as high stakes, though ultimately resolvable set of moves, the Greek government on June 5th elected to miss a scheduled payment to the IMF, choosing to instead bundle the payment with two others for a total of €1.5 billion payable on June 30th. Near the end of the month a framework to release bailout funds to Greece to make that IMF payment still seemed possible with a hoped for last minute agreement. Those expectations were quickly dashed, however, by a surprise announcement by the Greek government on Friday evening June 26th to hold a referendum on a final set of austerity proposals by Greece’s creditors to unlock a final tranche of bailout funds. Unsurprisingly, equity markets on June 29th reacted negatively to the uncertainty created of the referendum, though contagion in debt markets was relatively contained with very modest widening in sovereign debt spreads in Spain and Italy.

The end of June 2015 marks exactly nine years since the market last digested a rate increase by the Federal Reserve. The current expectation is that the post financial crisis status quo is about to change; projections of Federal Reserve Board members and the market’s futures pricing suggest a rate increase is quite possible within the next six months. Economic data that appears to have strengthened since a lackluster first quarter of 2015 are consistent with the Fed moving forward with a well telegraphed narrative that policy normalization will begin soon. Measures of inflation such as the personal consumption expenditures deflator, on the other hand, have continued to surprise to the downside and would point to the Fed waiting longer. On June 17th the Federal Reserve provided an update of the ‘dot’ plot indicating where members of the Federal Reserve Board anticipate the Federal Funds rate to be looking forward. As was true from the prior March dot plot, the median response of members was that there would likely be two interest rate increases by the end of 2015, still higher than the market expectation priced in the futures markets. Looking forward in the dot plots, however, the expected level of rates moved lower for the end of 2016 and 2017 – suggesting that while the Fed may be eager to lift short term interest rates from zero they are in no rush to aggressively tighten financial conditions.

Global equity markets were broadly positive for the first half of 2015. The S&P 500 Index was up 1.23%, the Russell 2000 Index was up 4.75%, the MSCI World ex US index was up 4.34% and the MSCI Emerging Markets Index was up 2.95%. In the fixed income space, the Barclays Aggregate index was down -0.10% and the Barclays Very Liquid High Yield Index was up 2.23%.

Outlook

Looking ahead, we anticipate that global growth will continue to proceed at a modest pace led by the United States. Europe shows the most potential to contribute more to global growth given the initiation of aggressive policy support from the ECB in March of this year. As the Federal Reserve contemplates a “lift-off” in rates, policy divergence will continue to play an important role in relative return outcomes both on a local and currency adjusted basis. In our tactical portfolios we are currently neutral between growth oriented and defensive assets as recent increases in currency volatility and geopolitical uncertainty led us to reign in our growth assets overweight early in 2015. Within equities we favor non-U.S. developed markets over their U.S. counterparts on relative policy support and more attractive valuations. We continue to underweight emerging market equities on the slowdown in relative growth rates of emerging market economies compared to developed markets and an unfavorable currency outlook as the Fed positions to raise rates in the coming three to nine months. In fixed income we are expecting the government yield curve in the U.S. to flatten as the Fed begins to tighten monetary policy. We expect the long end of the curve will remain well anchored, however, as long run growth and inflation expectations remain tepid and following an aggressive spike in long rates in the spring of this year that appears to have run its course for now. Our outlook for credit is cautiously optimistic on a still near record low default rate in high yield bonds and a still very accommodative policy backdrop.

Sources: Bloomberg, FactSet, Morgan Stanley, JPMorgan, RBS, Credit Suisse, Citigroup, SSGA Performance Group, MSCI, as of 6/30/15

The index returns are unmanaged and do not reflect the deduction of any fees or expenses. The index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Past performance is not a guarantee of future results. The performance figures contained herein are provided on a gross of fees basis and do not reflect the deduction of advisory or other fees which could reduce the return. The performance includes the reinvestment of dividends and other corporate earnings and is calculated in US dollars.

Overweight and Underweight are as of the date indicated, are subject to change, and should not be relied upon as current thereafter.

Investing in foreign domiciled securities may involve risk of capital loss from unfavorable fluctuation in currency values, withholding taxes, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Investments in emerging or developing markets may be more volatile and less liquid than investing in developed markets and may involve exposure to economic structures that are generally less diverse and mature and to political systems which have less stability than those of more developed countries.

****	70% MSCI ACWI IMI Index and 30% Barclays US Agg

The MSCI indices are trademarks of MSCI Inc. The Standard & Poor’s indices are registered trademarks of Standard & Poor’s Financial Services LLC. The Barclays US Treasury Index is a trademark of Barclays, Inc. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell 2000®, are trademarks of Russell Investment Group. CITIGROUP is a registered trademark and service mark of Citigroup Inc. or its affiliates and is used and registered throughout the world. Citigroup is owned and maintained by Citigroup Index LLC © Citigroup Index. S&P MIDCAP 400 are registered trademarks of Standard & Poor’s Financial Services LLC. FTSE is a trade mark of the London Stock Exchange Group companies and is used by FTSE International Limited FTSE under license. The S&P 500 Index is a product of S&P Dow Jones Indices LLC (SPDJI), and has been licensed for use by SSgA. SSGA’s is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

Fixed income asset class and country reporting based on Barclays indices which are trademarks of Barclays Inc. and have been licensed for use by State Street. Barclays or its affiliates (“Barclays”) shall not be liable for any inaccuracies or errors with respect to any data or Index referenced herein, nor does Barclays sponsor, endorse or promote the Strategy.

Dow Jones and DJ are trademarks of Dow Jones Trademark Holdings LLC; UBS is a registered trademark of UBS AG.

Market data, prices, and estimates for characteristics calculations provided by Barclays POINT®.

Risk associated with equity investing include stock values which may fluctuate in response to the activities of individual companies and general market and economic conditions.

There are risks associated with investing in Real Assets and the Real Assets sector, including real estate, precious metals and natural resources. Investments can be significantly affected by events relating to these industries.

Investing in REITs involves certain distinct risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. REITs are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs, especially mortgage REITs, are also subject to interest rate risk (i.e., as interest rates rise, the value of the REIT may decline).

ETFs trade like stocks, are subject to investment risk, fluctuate in market value and may trade at prices above or below the ETFs net asset value. Brokerage commissions and ETF expenses will reduce returns.

Bonds generally present less short-term risk and volatility than stocks, but contain interest rate risk (as interest rates rise bond values and yields usually fall); issuer default risk; issuer credit risk; liquidity risk; and inflation risk. These effects are usually pronounced for longer-term securities. Any fixed income security sold or redeemed prior to maturity may be subject to a substantial gain or loss.

Investing in high yield fixed income securities, otherwise known as junk bonds is considered speculative and involves greater risk of loss of principal and interest than investing in investment grade fixed income securities. These Lower-quality debt securities involve greater risk of default or price changes due to potential changes in the credit quality of the issuer.

Asset Allocation is a method of diversification which positions assets among major investment categories. Asset Allocation may be used in an effort to manage risk and enhance returns. It does not, however, guarantee a profit or protect against loss.

This material is solely for the private use of Jefferson National clients and is not intended for public dissemination. The views expressed in this material are the views of SSGA’s ISG Team through the period ended June 30, 2015 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

All the index performance results referred to are provided exclusively for comparison purposes only. It should not be assumed that they represent the performance of any particular investment.

All material has been obtained from sources believed to be reliable. There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such.

Investments in mid/small-sized companies may involve greater risks than in those of larger, better known companies.

Government bonds and corporate bonds generally have more moderate short-term price fluctuations than stocks, but provide lower potential long-term returns.

Companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the value of the security may not rise as much as companies with smaller market capitalizations.

Investing involves risk including the risk of loss of principal.

Increase in real interest rates can cause the price of inflation-protected debt securities to decrease. Interest payments on inflation-protected debt securities can be unpredictable.

Sectors shown are as of the date indicated and are subject to change. This information should not be considered a recommendation to invest in a particular sector or to buy or sell any security shown. It is not known whether the sectors or securities shown will be profitable in the future.

Diversification does not ensure a profit or guarantee against loss.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

State Street Global Advisors, One Lincoln Street, Boston, MA 02111-2900

Web: www.ssga.com

(C) 2015 State Street Corporation - All Rights Reserved

SA-1705

Exp. Date: 10/20/15

*	Past performance is no guarantee of future results. Investment return and principal value will vary. Investors’ shares when redeemed may be worth more or less than original cost. Returns do not reflect the deduction of taxes a shareholder would pay on redemption of fund shares. There is no front end or back end load for the JNF SSgA Tactical Allocation Portfolio. The total annual operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated May 1, 2015 is 1.37% (before fee waiver/reimbursement). For performance information current to the most recent month-end, please call toll-free 1-866-667-0564. All performance figures reflect fee waivers and expense subsidies, without which performance figures would have been lower. The Portfolio’s prospectus contains more complete information, including fees, expenses and risks involved in investing in Mutual Funds and should be read carefully before investing.

JNF SSgA Tactical Allocation Portfolio
PORTFOLIO REVIEW (Unaudited)
June 30, 2015

The Portfolio’s performance figures* for the periods ended June 30, 2015, as compared to its benchmarks:

				Since
	Six Months	One Year	Five Year	Inception**
JNF SSgA Tactical Allocation Portfolio	1.08%	2.15%	11.76%	5.64%
Barclay’s Capital US Aggregate Bond Index ***	(0.10)%	1.86%	3.35%	4.67%
MSCI All Country World Index ***	2.66%	0.71%	11.93%	3.21%
Blended Benchmark Index ***	1.90%	1.14%	9.51%	4.01%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemptions of Fund shares as well as other charges and expenses of the insurance contract, or separate account. Returns greater than one year are annualized. The Portfolio’s gross average expense ratio, per its most recent prospectus, is 1.37%.

**	Inception date is May 1, 2007.

***	The Blended Benchmark Index represents a blend of 70% MSCI All Country World Index and 30% Barclay’s Capital US Aggregate Bond Index. The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Barclay’s Capital US Aggregate Index is a widely accepted, unmanaged index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities, and asset-backed securities. Investors cannot invest directly in an index.

Portfolio Composition as of June 30, 2015

Holdings by Type	% of Net Assets
Exchange Traded Funds - Equity	67.6%
Exchange Traded Funds - Debt	26.4%
Short-Term Investments	5.8%
Other Assets Less Liabilities - Net	0.2%
100.0%

Please refer to the Portfolio of Investments in this semi-annual report for a detailed analysis of the Portfolio’s holdings.

JNF SSgA Tactical Allocation Portfolio
PORTFOLIO OF INVESTMENTS (Unaudited)
June 30, 2015

Shares		Value
	EXCHANGE TRADED FUNDS - 94.0%
	DEBT FUNDS - 26.4%
7,004	SPDR Barclays Aggregate Bond ETF	$402,030
82,356	SPDR Barclays High Yield Bond ETF	3,164,941
5,923	SPDR Barclays Intermediate Term Corporate Bond ETF	200,967
10,294	SPDR Barclays Long Term Corporate Bond ETF	394,157
8,741	SPDR Barclays Long Term Treasury ETF	597,185
7,261	SPDR Barclays TIPS ETF *	404,656
		5,163,936
	EQUITY FUNDS - 67.6%
5,245	SPDR Consumer Discretionary Select Sector Fund	401,137
14,206	SPDR Dow Jones International Real Estate ETF	594,663
18,260	SPDR Dow Jones REIT ETF	1,540,779
5,382	SPDR Health Care Select Sector Fund	400,367
13,337	SPDR S&P 500 ETF Trust	2,745,422
2,976	SPDR S&P Emerging Markets ETF	191,773
19,519	SPDR S&P International Small Cap ETF	595,720
123,848	SPDR S&P World ex-US ETF	3,482,606
9,469	SPDR Technology Select Sector Fund	392,017
22,039	WisdomTree Europe Hedged Equity Fund	1,357,382
26,897	WisdomTree Japan Hedged Equity Fund	1,538,508
		13,240,374

	TOTAL EXCHANGE TRADED FUNDS (Cost - $18,591,926)	18,404,310

	SHORT-TERM INVESTMENTS - 5.8%
	MONEY MARKET FUND - 5.8%
1,142,785	Federated Prime Obligations Fund, to yield 0.07% (Cost - $1,142,785) **	1,142,785

	TOTAL INVESTMENTS - 99.8% (Cost - $19,734,711) (a)	$19,547,095
	OTHER ASSETS LESS LIABILITIES - NET - 0.2%	45,662
	NET ASSETS - 100.0%	$19,592,757

*	Non-income producing security.

**	Variable rate security, the money market rate shown represents the rate at June 30, 2015.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $19,737,539 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$210,701
Unrealized depreciation:	(401,145)
Net unrealized depreciation:	$(190,444)

See accompanying notes to these financial statements.

Jefferson National SSGA Portfolios

H1 2015

Strategy Positioning & Performance

JNF SSgA Retirement Income Portfolio

During the first half of 2015, the JNF SSgA quantitative models designed to forecast market risks fluctuated around the middle and upper ranges of risk aversion, recommending a more cautious approach to risk allocations within the portfolio. Given these conditions and deteriorating return expectations for equities in the JNF SSgA asset class models, the portfolio moved into more defensive allocations over the quarter. Unaudited gross returns were negative on an absolute and relative basis; -1.60% for the fund versus custom blended benchmark returns of -1.90%.****( reference custom blended benchmark disclosure)

In the first quarter, asset allocation and security selection within the portfolio were broadly supportive of the relative outperformance versus the strategic benchmark. The largest contributor to return over the quarter was in international equities, where a number of factors had a positive impact: our relative positioning among available securities proved constructive, as performance in the space was solid. Within the asset class, the overweight to hedged Japanese equities and underweight to the broader developed complex proved beneficial to overall portfolio performance over the quarter. Likewise, the portfolio received position contribution from the decision to underweight emerging market equities and overweight REITs. Positions in US stocks were offsetting, as gains from sector positioning were offset by negative returns from the broader US holdings. In fixed income, a modest overweight to high yield detracted from performance. Finally, cash holdings again proved a drag to performance, given positive returns for the broader strategic portfolio.

Global markets remained choppy for much of the second quarter, creating a difficult environment for regions that had represented leadership earlier in the year. An increase in interest rate volatility also proved challenging. With the US interest rate curve steepening throughout the quarter, the portfolio’s overweight to long duration fixed income contributed the largest portion of negative return to the portfolio. The rise in rates also burdened REITs, the worst performing asset over the quarter. However, the portfolio’s modest weight to the asset class lessened the overall performance impact. In equities, the strong rally in emerging markets to start the quarter was a reversal of the longer term trend of underperformance vis-à-vis developed markets. With the portfolio positioned to capitalize on developed market strength, this counter trend move proved harmful. Further, the decision to hedge a portion of the portfolio’s non-US equity exposure also provided mixed results, as the dollar weakened versus the euro while gaining ground against the yen. On the positive side, the JNF SSgA sector rotation models broadly added value over the quarter, with the selected allocations all outpacing the benchmark. Timely trading in high yield fixed income was also helpful. The portfolio’s underweight to TIPS was profitable, as the space underperformed over the period. Lastly, with overall returns for the benchmark negative for the quarter, the portfolio’s allocation to cash proved productive.

The Market and Economy

2015 began with a flurry of divergent Central Bank policy moves in response to an uneven global growth outlook, rapidly declining global inflation and a major anticipated expansion of quantitative easing by the European Central Bank (ECB). The Swiss National Bank delivered an early surprise for global markets on January 15th by removing the peg between the Swiss Franc and the Euro in place since 2011. This unexpected tightening action sent the Swiss Franc up better than 20% against the Euro and the Swiss equity market down by 15% immediately following the move. The Bank of Canada (BoC) provided further shock therapy on January 21st by unexpectedly cutting overnight rates by 0.25% to 0.75%. Canadian stocks and bonds rallied, but the Canadian dollar traded down 2.5% on the news. The BoC’s cut was widely viewed as insurance against economic risks, which include risks to inflation, growth and financial stability. Weak oil prices also played a significant role in the BoC’s decision to cut rates. On January 22nd, The ECB announced a larger than expected Quantitative Easing (QE) program scheduled to begin in March and set to continue through September 2016. The commitment to continue buying bonds is open ended thereafter until it has achieved, as ECB President Mario Draghi said, “A sustained adjustment in the path of inflation which is consistent with our aim of achieving inflation rates below, but close to, 2% over the medium term.” The Eurostoxx Index had its strongest monthly performance since June of 2012. By the end of January, Denmark, Singapore, India and Turkey also eased policy by cutting interest rates while Brazil hiked rates.

On January 29th, the Fed released their policy statement saying, “The Committee continues to see the risks to the outlook for economic activity and the labor market as nearly balanced. Inflation is anticipated to decline further in the near term, but the Committee expects inflation to rise gradually toward 2 percent over the medium term as the labor market improves further and the transitory effects of lower energy prices and other factors dissipate.” However, in a nod to international events, the Fed did note that they are watching developments for potential impact on the US economy. 4th quarter GDP came in a tad weaker than expected at 2.6% versus a consensus estimate of 3.0%, but personal consumption ticked up a bit as one might expect with gasoline below $2/gallon in many parts of the country. The Chicago Purchasing Managers Index improved to 59.4, well above the 50.0 line which delineates expansion from contraction. For the month, the DXY Index (an index that weights the dollar relative to a basket of international currencies) was up 5% and many companies sighted the stronger dollar as a cause of weaker earnings.

After a turbulent January for equity markets, volatility subsided through the month of February as oil prices stabilized and the aggressive pace of global central bank actions witnessed the prior month moderated. After the Royal Bank of Australia cut rates on February 3rd, the remainder of the month was moderately quiet from a central bank standpoint. Data releases in the U.S. remained upbeat for the month, beginning on February 6th, with the release of stronger than expected US Non-Farm Payroll numbers. The positive tone of economic U.S. economic data pushed yields on U.S. 10 year bonds higher after having fallen sharply the prior month. U.S. equity markets traded down slightly on the jobs report as expectations increased that the U.S. economy is gaining strength and that the Federal Reserve may have an opportunity to raise rates in the not too distant future. Drama in Greece began anew as a confrontational language by newly elected Greek Prime Minister Tsipras escalated a war of words surrounding Greek debt and required austerity measures, temporarily sending European equities lower. The Syriza government was elected to power based on promises that they would renegotiate the bailout package and currently negotiated austerity programs. This stance from Greece was starkly at odds with commitments already agreed upon to continue bailout funding, setting up a showdown going into the end of the month. Cooler minds prevailed, however, by month-end and Greece was granted a 4 month extension. The extension gives the Syriza party time to implement required pension and taxation reforms. Further increasing concerns in Europe, Ukrainian violence escalated which spurred new urgency to calm tensions. On February 12th, a cease fire agreement was tentatively agreed to that pushed equity markets higher.

On February 18th, the Federal Reserve (Fed) released minutes from their latest Federal Open Market Committee meeting. At a time when market expectations and Fed rhetoric are already at odds, one might have thought that the Fed would make extra effort to clarify its intentions, but apparently not. The minutes only added to the confusion. Further testimony by Fed Chair Janet Yellen to Congress set the stage for removal of the word “patient” from future Fed statements. The change in the language doesn’t necessarily mean that rate hikes might come in the next couple of meetings, but general consensus seems to be that the first rate hike will be in the 3rd quarter of 2015. 10 year U.S. Treasury interest rates which began the month at 1.64%, traded as high as 2.13% and settled back to 2.01%. The move up in rates was the biggest monthly change in rates since the “Taper Tantrum” in 2013 when rates moved from 1.67% in April of 2013 to 2.12% in May.

Coming in to March, the outlook for global investors appeared to be improving with equity market volatility declining substantially in February. The improvement in mood was supported by anticipation of a larger than initially expected quantitative easing program from the European Central Bank and a late February agreement between the European troika and Greece to extend bailout terms for four months. Very quickly into the month, however, fresh news came into the markets that raised uncertainties anew. On March 1st, China eased administered rates, and maybe more consequentially, lowered its GDP forecast for 2015 to “about” 7%. The word “about” became key as it allows some wiggle room in case that the economy doesn’t grow at a pace officially targeted by the Chinese Government. Emerging market equites, commodities and indeed global equities traded lower on the news. Then under the category of good news may be bad news, the Bureau of Labor Statistics reported better than expected employment numbers which potentially increased the likelihood that the U.S Federal Reserve (Fed) will increase rates sooner rather than later. Gold sold off of the labor numbers as did US equities. However, the rout was short lived as news broke that the Fed will allow several large Wall Street banks to initiate or raise their dividends and US equities rallied.

On March 5th, the ECB announced that their bond buying would begin on March 9th and almost immediately, yields on German 10 year Bunds fell from 0.39% to 0.21% as US ten year bonds yields rose to 2.24% which was the high for the month. 10 year German Bunds would go on to close out the month of March at 0.18% and would trade at a spread to US 10 years of 190 basis points which is the widest spread in the last 25 years. As for the U.S., as widely expected on March 18th, the Fed removed the word “patient” from their post-meeting statement, setting the stage for a hike in rates but the Fed was also very careful to say that a lack of “patience” doesn’t mean that a rate hike is imminent. The equity market rallied on the news that a rate hike was not in the near future while the bond market was relatively flat. Consensus now has it that September will be the first hike and that there will potentially be another hike in December, but the Fed was very clear to point out that the decision is data dependent. Fed Vice Chair Fisher laid out the 3 keys for a rate hike: 1) headline inflation needs to be positive; 2) Core inflation needs to be moving towards 2%; and 3) real wages should be accelerating from the low levels of the past few years. As the later disappointing US data rolled in, US 10 year bond yields slowly ground lower to end the month at 1.92%. In an interesting twist, as US data gets less rosy, European economic data seems to be getting better. On March 25th, the Euro strengthened relative to other currencies as reports come out of Europe showing that German business confidence is up and the ECB banned Greek banks from increasing holdings of Greek short term debt. As we closed out the month, Saudi Arabia sent airstrikes into Yemen to fight Iranian backed insurgents. In an odd twist, the US is backing the fighting against the Iranians in Yemen, yet more or less openly fighting alongside them in Iraq while negotiating a nuclear deal in Switzerland. As word of the fighting in Yemen broke out, oil had its biggest up day since 2009 and gold jumped 1.9%.

Kicking off the second quarter of 2015, April provided a bumpy ride for investors exposed to a number of recent popular trends in the market. After rising for nine consecutive months on anticipated policy divergence, the U.S. dollar declined nearly 4% for the month reflecting in part a softening in U.S. data and a later expected start to possible Fed rate hikes. Oil prices rose sharply in April with West Texas crude up 25.3% and Brent crude up 21.2%, the largest upward monthly move for Brent since 2009. In Europe, German 10 year bond yields capped a long stretch of continuous declines to as low as 5 basis points on April 19th before pacing a global bond sell off to end the month at 37 basis points. U.S. yields also moved sharply higher at the end of the month.

Global markets entered the month of May digesting an initial U.S. Q1 2015 GDP report released on April 29th showing a much lower than expected 0.2% annualized rate of growth, which was then further revised at month end to an actual contraction of 0.7%. Despite the weak U.S. growth data, the month opened with global interest rates continuing to rise sharply on the heels of a selloff that began in late April. U.S. 10 year Treasury yields rose 26 basis points to 2.29% before reverting and finishing the month just 9 basis points higher than where they began the month. After falling for the first time in ten months in April, the U.S. Dollar resumed its assent, though finished the month below the highs reached in March.

Markets in June were unsettled by a steady stream of worrying headlines from Europe as increasingly acrimonious negotiations between Greece and the Troika (European Commission, European Central Bank and International Monetary Fund) to extend an existing bailout agreement came to an impasse. Setting up what many saw as high stakes, though ultimately resolvable set of moves, the Greek government on June 5th elected to miss a scheduled payment to the IMF, choosing to instead bundle the payment with two others for a total of €1.5 billion payable on June 30th. Near the end of the month a framework to release bailout funds to Greece to make that IMF payment still seemed possible with a hoped for last minute agreement. Those expectations were quickly dashed, however, by a surprise announcement by the Greek government on Friday evening June 26th to hold a referendum on a final set of austerity proposals by Greece’s creditors to unlock a final tranche of bailout funds. Unsurprisingly, equity markets on June 29th reacted negatively to the uncertainty created of the referendum, though contagion in debt markets was relatively contained with very modest widening in sovereign debt spreads in Spain and Italy.

The end of June 2015 marks exactly nine years since the market last digested a rate increase by the Federal Reserve. The current expectation is that the post financial crisis status quo is about to change; projections of Federal Reserve Board members and the market’s futures pricing suggest a rate increase is quite possible within the next six months. Economic data that appears to have strengthened since a lackluster first quarter of 2015 are consistent with the Fed moving forward with a well telegraphed narrative that policy normalization will begin soon. Measures of inflation such as the personal consumption expenditures deflator, on the other hand, have continued to surprise to the downside and would point to the Fed waiting longer. On June 17th the Federal Reserve provided an update of the ‘dot’ plot indicating where members of the Federal Reserve Board anticipate the Federal Funds rate to be looking forward. As was true from the prior March dot plot, the median response of members was that there would likely be two interest rate increases by the end of 2015, still higher than the market expectation priced in the futures markets. Looking forward in the dot plots, however, the expected level of rates moved lower for the end of 2016 and 2017 – suggesting that while the Fed may be eager to lift short term interest rates from zero they are in no rush to aggressively tighten financial conditions.

Global equity markets were broadly positive for the first half of 2015. The S&P 500 Index was up 1.23%, the Russell 2000 Index was up 4.75%, the MSCI World ex US index was up 4.34% and the MSCI Emerging Markets Index was up 2.95%. In the fixed income space, the Barclays Aggregate index was down -0.10% and the Barclays Very Liquid High Yield Index was up 2.23%.

Outlook

Looking ahead, we anticipate that global growth will continue to proceed at a modest pace led by the United States. Europe shows the most potential to contribute more to global growth given the initiation of aggressive policy support from the ECB in March of this year. As the Federal Reserve contemplates a “lift-off” in rates, policy divergence will continue to play an important role in relative return outcomes both on a local and currency adjusted basis. In our tactical portfolios we are currently neutral between growth oriented and defensive assets as recent increases in currency volatility and geopolitical uncertainty led us to reign in our growth assets overweight early in 2015. Within equities we favor non-U.S. developed markets over their U.S. counterparts on relative policy support and more attractive valuations. We continue to underweight emerging market equities on the slowdown in relative growth rates of emerging market economies compared to developed markets and an unfavorable currency outlook as the Fed positions to raise rates in the coming three to nine months. In fixed income we are expecting the government yield curve in the U.S. to flatten as the Fed begins to tighten monetary policy. We expect the long end of the curve will remain well anchored, however, as long run growth and inflation expectations remain tepid and following an aggressive spike in long rates in the spring of this year that appears to have run its course for now. Our outlook for credit is cautiously optimistic on a still near record low default rate in high yield bonds and a still very accommodative policy backdrop.

Sincerely,

JNF Advisors, Inc

SSgA Funds Management, Inc

Sources: Bloomberg, FactSet, Morgan Stanley, JPMorgan, RBS, Credit Suisse, Citigroup, SSGA Performance Group, MSCI, as of 6/30/15

The index returns are unmanaged and do not reflect the deduction of any fees or expenses. The index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Past performance is not a guarantee of future results. The performance figures contained herein are provided on a gross of fees basis and do not reflect the deduction of advisory or other fees which could reduce the return. The performance includes the reinvestment of dividends and other corporate earnings and is calculated in US dollars.

Overweight and Underweight are as of the date indicated, are subject to change, and should not be relied upon as current thereafter.

Investing in foreign domiciled securities may involve risk of capital loss from unfavorable fluctuation in currency values, withholding taxes, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Investments in emerging or developing markets may be more volatile and less liquid than investing in developed markets and may involve exposure to economic structures that are generally less diverse and mature and to political systems which have less stability than those of more developed countries.

****	70% MSCI ACWI IMI Index and 30% Barclays US Agg

The MSCI indices are trademarks of MSCI Inc. The Standard & Poor’s indices are registered trademarks of Standard & Poor’s Financial Services LLC. The Barclays US Treasury Index is a trademark of Barclays, Inc. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell 2000®, are trademarks of Russell Investment Group. CITIGROUP is a registered trademark and service mark of Citigroup Inc. or its affiliates and is used and registered throughout the world. Citigroup is owned and maintained by Citigroup Index LLC © Citigroup Index. S&P MIDCAP 400 are registered trademarks of Standard & Poor’s Financial Services LLC. FTSE is a trade mark of the London Stock Exchange Group companies and is used by FTSE International Limited FTSE under license. The S&P 500 Index is a product of S&P Dow Jones Indices LLC (SPDJI), and has been licensed for use by SSgA. SSGA’s is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

Fixed income asset class and country reporting based on Barclays indices which are trademarks of Barclays Inc. and have been licensed for use by State Street. Barclays or its affiliates (“Barclays”) shall not be liable for any inaccuracies or errors with respect to any data or Index referenced herein, nor does Barclays sponsor, endorse or promote the Strategy.

Dow Jones and DJ are trademarks of Dow Jones Trademark Holdings LLC; UBS is a registered trademark of UBS AG.

Market data, prices, and estimates for characteristics calculations provided by Barclays POINT®.

Risk associated with equity investing include stock values which may fluctuate in response to the activities of individual companies and general market and economic conditions.

There are risks associated with investing in Real Assets and the Real Assets sector, including real estate, precious metals and natural resources. Investments can be significantly affected by events relating to these industries.

Investing in REITs involves certain distinct risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. REITs are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs, especially mortgage REITs, are also subject to interest rate risk (i.e., as interest rates rise, the value of the REIT may decline).

ETFs trade like stocks, are subject to investment risk, fluctuate in market value and may trade at prices above or below the ETFs net asset value. Brokerage commissions and ETF expenses will reduce returns.

Bonds generally present less short-term risk and volatility than stocks, but contain interest rate risk (as interest rates rise bond values and yields usually fall); issuer default risk; issuer credit risk; liquidity risk; and inflation risk. These effects are usually pronounced for longer-term securities. Any fixed income security sold or redeemed prior to maturity may be subject to a substantial gain or loss.

Investing in high yield fixed income securities, otherwise known as junk bonds is considered speculative and involves greater risk of loss of principal and interest than investing in investment grade fixed income securities. These Lower-quality debt securities involve greater risk of default or price changes due to potential changes in the credit quality of the issuer.

Asset Allocation is a method of diversification which positions assets among major investment categories. Asset Allocation may be used in an effort to manage risk and enhance returns. It does not, however, guarantee a profit or protect against loss.

This material is solely for the private use of Jefferson National clients and is not intended for public dissemination. The views expressed in this material are the views of SSGA’s ISG Team through the period ended June 30, 2015 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

All the index performance results referred to are provided exclusively for comparison purposes only. It should not be assumed that they represent the performance of any particular investment.

All material has been obtained from sources believed to be reliable. There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such.

Investments in mid/small-sized companies may involve greater risks than in those of larger, better known companies.

Government bonds and corporate bonds generally have more moderate short-term price fluctuations than stocks, but provide lower potential long-term returns.

Companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the value of the security may not rise as much as companies with smaller market capitalizations.

Investing involves risk including the risk of loss of principal.

Increase in real interest rates can cause the price of inflation-protected debt securities to decrease. Interest payments on inflation-protected debt securities can be unpredictable.

Sectors shown are as of the date indicated and are subject to change. This information should not be considered a recommendation to invest in a particular sector or to buy or sell any security shown. It is not known whether the sectors or securities shown will be profitable in the future.

Diversification does not ensure a profit or guarantee against loss.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

State Street Global Advisors, One Lincoln Street, Boston, MA 02111-2900

Web: www.ssga.com

(C) 2015 State Street Corporation - All Rights Reserved

SA-1705

Exp. Date: 10/20/15

*	Past performance is no guarantee of future results. Investment return and principal value will vary. Investors’ shares when redeemed may be worth more or less than original cost. Returns do not reflect the deduction of taxes a shareholder would pay on redemption of fund shares. There is no front end or back end load for the JNF SSgA Rertirement Income Portfolio. The total annual operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated May 1, 2015 is 2.36% (before fee waiver/reimbursement). For performance information current to the most recent month-end, please call toll-free 1-866-667-0564. All performance figures reflect fee waivers and expense subsidies, without which performance figures would have been lower. The Portfolio’s prospectus contains more complete information, including fees, expenses and risks involved in investing in Mutual Funds and should be read carefully before investing.

JNF SSgA Retirement Income Portfolio
PORTFOLIO REVIEW (Unaudited)
June 30, 2015

The Portfolio’s performance figures* for the periods ended June 30, 2015, as compared to its benchmarks:

			Since
	Six Months	One Year	Inception**
JNF SSgA Retirement Income Portfolio	(1.60)%	(0.76)%	3.31%
Barclay’s U.S. High Yield Very Liquid Index ***	2.23%	(1.13)%	1.05%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemptions of Fund shares as well as other charges and expenses of the insurance contract, or separate account. Returns greater than one year are annualized. The Portfolio’s gross average expense ratio, per its most recent prospectus, is 2.36%.

**	Inception date is March 5, 2014.

***	The Barclays U.S. High Yield Very Liquid Index (VLI) is a more liquid version of the U.S. High Yield Index that covers USD-denominated, noninvestment grade, fixed-rate, taxable corporate bonds. Investors cannot invest directly in an index.

Portfolio Composition as of June 30, 2015

Holdings by Type	% of Net Assets
Exchange Traded Funds - Debt	48.8%
Exchange Traded Funds - Equity	44.2%
Exchange Traded Funds - Asset Allocation	5.0%
Short-Term Investments	2.0%
100.0%

Please refer to the Portfolio of Investments in this semi-annual report for a detailed analysis of the Portfolio’s holdings.

JNF SSgA Retirement Income Portfolio
PORTFOLIO OF INVESTMENTS (Unaudited)
June 30, 2015

Shares		Value
	EXCHANGE TRADED FUNDS - 98.0%
	ASSET ALLOCATION FUND - 5.0%
2,897	SPDR Barclays Convertible Securities ETF	$137,810

	DEBT FUNDS - 48.8%
3,134	SPDR Barclays Emerging Markets Local Bond ETF *	84,869
7,267	SPDR Barclays High Yield Bond ETF	279,271
1,665	SPDR Barclays Intermediate Term Corporate Bond ETF	56,493
11,041	SPDR Barclays Long Term Corporate Bond ETF	422,760
4,863	SPDR Barclays Long Term Treasury ETF	332,240
510	SPDR Barclays TIPS ETF *	28,422
3,202	SPDR Wells Fargo Preferred Stock ETF	138,935
		1,342,990
	EQUITY FUNDS - 44.2%
731	SPDR Consumer Discretionary Select Sector Fund	55,907
3,548	SPDR Dow Jones REIT ETF	299,380
750	SPDR Health Care Select Sector Fund	55,792
1,437	SPDR S&P Dividend ETF	109,514
835	SPDR S&P Emerging Markets Dividend ETF	27,330
4,519	SPDR S&P International Dividend ETF	187,403
3,059	SPDR STOXX Europe 50 ETF	106,361
1,304	SPDR Technology Select Sector Fund	53,986
2,599	WisdomTree Europe Hedged Equity Fund	160,072
2,854	WisdomTree Japan Hedged Equity Fund	163,249
		1,218,994

	TOTAL EXCHANGE TRADED FUNDS (Cost - $2,781,578)	2,699,794

	SHORT-TERM INVESTMENTS - 2.0%
	MONEY MARKET FUND - 2.0%
53,934	Federated Prime Obligations Fund, to yield 0.07% (Cost - $53,934) **	53,934

	TOTAL INVESTMENTS - 100.0% (Cost - $2,835,512) (a)	$2,753,728
	OTHER ASSETS LESS LIABILITIES - NET - 0.0%	107
	NET ASSETS - 100.0%	$2,753,835

*	Non-income producing security.

**	Variable rate security, the money market rate shown represents the rate at June 30, 2015.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $2,864,573 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$25,230
Unrealized depreciation:	(136,075)
Net unrealized depreciation:	$(110,845)

See accompanying notes to these financial statements.

Dear Shareholders:

We are pleased to present you with the JNF Dynasty Liquid Alternatives Portfolio Semi-Annual Report for 2015.

The JNF Dynasty Liquid Alternatives Portfolio (the “Portfolio”) commenced trading on October 31, 2014. Since its inception, the Portfolio has returned 0.70%. It’s two primary benchmarks, the Morningstar Multialternative peer group and the HFRI Fund of Funds Composite Index, returned 1.30% and 4.21% respectively over this time period.

For the first quarter of 2015, the Portfolio returned 1.68% vs. 1.91% for the Morningstar Multialternative peer group and 2.50% for the HFRI Fund of Funds Composite Index. Two of the Portfolio’s strategies, Global Macro and Event Driven and Relative Value, were positive over the first quarter of 2015 and Equity Long/Short was negative.

The Portfolio returned -2.23% during the second quarter of 2015 vs. -1.49% for the Morningstar Multialternative peer group and 0.20% for the HFRI Fund of Funds Composite Index. All three of the portfolio’s strategies were negative during the second quarter with Global Macro managers registering the worst performance relative to Equity Long/Short, Event Driven and Relative Value managers. While we have positioned the portfolio in anticipation of an increase in volatility, as volatility picked up during the second quarter, our managers were hurt by the quick “risk on/risk off” nature of this volatility. The saga surrounding Greece, for instance, seemed to take a different turn every day. In the environment of very short-term volatility, it is difficult for alternative managers to position properly. During the second quarter, the portfolio increased its overall allocation to macro managers to 30% from 25% and decreased its equity long/short allocation to 30% from 35%. Lastly, at the manager level of the portfolio, a quantitative equity long/short manager was added to replace a more macro-focused equity long/short manager.

Looking over the entire first half of 2015, the portfolio returned -0.59% vs. 0.39% for the Morningstar Multialternative peer group and 2.71% for the HFRI Fund of Funds Composite Index. Two of the Portfolio’s strategies, Global Macro and Event Driven and Relative Value, were positive over the first half of 2015 and Equity Long/Short was negative. The biggest story through the first half of the year was the reversal of fortune for the Portfolio’s two Systematic trend followers within Global Macro. While the systematic trend followers each returned over 8.50% through the first quarter, they fared particularly poorly in the second quarter and returned -8.32% and -10.57% respectively.

The Sub-Adviser, Dynasty Wealth Management, LLC (“Dynasty”), seeks to achieve the Portfolio’s investment objective by investing in “liquid alternative” managers. The term “liquid alternative” refers to managers who pursue strategies beyond traditional stock and bond investing and who do so by offering their strategies in traditional ’40 Act mutual funds (“Underlying Funds”). This approach combines (1) multiple strategies, (2) multiple asset classes and (3) multiple managers that Dynasty believes will produce a return profile that has lower correlation to traditional equity and fixed income markets and, over the long-run, a superior risk/return profile. Dynasty follows a flexible allocation approach combining strategies such as: equity long/short, relative value, event-driven, managed futures and global macro strategies.

Additionally, Dynasty follows a flexible asset allocation approach combining asset types including: domestic and foreign common stocks, preferred stocks, fixed-income securities, foreign currencies, as well as commodities, futures, options and swaps. The Portfolio is a fund-of-funds that invests primarily in Underlying Funds that Dynasty selects to execute its liquid alternatives investment strategy. This approach to alterative investing is also liquid because Underlying Funds can be redeemed on a daily basis.

For each Underlying Fund with a similar strategy, Dynasty performs a rigorous due diligence evaluation. In addition to qualitative discussions with Underlying Fund management, Dynasty also reviews investment process, portfolio manager turnover as well as relative expenses, returns and volatility of returns to rank potential Underlying Funds. Among highly-ranked Underlying Funds, Dynasty seeks to construct a portfolio of funds that have expected returns that are not highly correlated and have potentially complementary variations on the primary strategy. Each Underlying Fund is monitored for relative returns, return volatility, portfolio manager departure and style drift. Dynasty sells an Underlying Fund when re-allocating among strategies or asset classes, when a more attractive Underlying Fund is identified, or when it losses confidence in an Underlying Fund manager’s ability to deliver expected returns.

We anticipate market volatility to be elevated and have positioned the portfolio accordingly. As discussed above, we were right about the increase in volatility, but were hurt by the nature of that volatility. We feel it is prudent to keep our position here with equity and fixed income markets continuing to be stretched. We would anticipate the Portfolio to continue to behave similarly over the next quarter, with the understanding that if the market witnesses a significant “risk off” event or period, the Portfolio will suffer along with all risk assets. We remain diversified by strategy and fund. We have three strategies from one manager that in aggregate represent 16% and we will seek to pare some of this manager exposure over the next quarter.

Sincerely,

JNF Advisors, Inc.

Dynasty Wealth Management

*	Past performance is no guarantee of future results. Investment return and principal value will vary. Investors’ shares when redeemed may be worth more or less than original cost. Returns do not reflect the deduction of taxes a shareholder would pay on redemption of fund shares. There is no front end or back end load for the JNF Dynasty Liquid Alternatives Portfolio. The total annual operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated May 1, 2015 is 2.44% (before fee waiver/reimbursement). For performance information current to the most recent month-end, please call toll-free 1-866-667-0564. All performance figures reflect fee waivers and expense subsidies, without which performance figures would have been lower. The Portfolio’s prospectus contains more complete information, including fees, expenses and risks involved in investing in Mutual Funds and should be read carefully before investing.

Dynasty Financial Partners is a U.S. registered trademark of Dynasty Financial Partners LLC (“Dynasty”). Dynasty is a brand name and functions through Dynasty’s wholly owned subsidiary Dynasty Wealth Management, LLC when distributing investment advice. Dynasty Wealth Management, LLC (“Dynasty Wealth”) is a registered investment adviser with the Securities and Exchange Commission. A copy of Dynasty Wealth’s current written disclosure statement discussing our advisory services and fees is available for your review upon request. This message is intended for the exclusive use of Dynasty Network Advisors for educational purposes. It is not intended for any other persons, clients or other entities. It should not be construed as an attempt to sell or solicit any products or services of Dynasty or investment strategy, nor should it be construed as legal, accounting, tax or other professional advice. Information contained herein is based on sources believed to be reliable, but Dynasty gives no representations or warranties as to the accuracy of such information.

There is no assurance that the objective or target return of the portfolio will be met. The portfolio uses liquid alternatives which may reduce risk through low correlation with traditional investments, but may limit upside potential in strong markets.

The portfolio’s exposure to the US Dollar Index and/or foreign currencies subjects the portfolio to the risk that foreign currencies will fluctuate in value relative to the US Dollar or, in the case of short position, that the US Dollar will decline in value to the currency being hedged.

Asset Allocation is a method of diversification which positions assets among major investment categories. Asset Allocation may be used in an effort to manage risk and enhance returns. It does not, however, guarantee a profit or protect against loss. The JNF Dynasty Liquid Alternatives Portfolio is available exclusively through Jefferson National’s Monument Advisor Variable Annuity. To learn more about this product, please call 866-667-0564 or visit www.jeffnat.com.

JNF Dynasty Liquid Alternatives Portfolio
PORTFOLIO REVIEW (Unaudited)
June 30, 2015

The Portfolio’s performance figures* for the periods ended June 30, 2015, as compared to its benchmark:

		Since
	Six Months	Inception**
JNF Dynasty Liquid Alternatives Portfolio	(0.59)%	0.70%
HFRI Fund of Funds Composite Index ***	2.58%	4.21%^

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemptions of Fund shares as well as other charges and expenses of the insurance contract, or separate account. Returns greater than one year are annualized. The Portfolio’s gross average expense ratio, per its most recent prospectus, is 2.44%.

**	Inception date is October 28, 2014.

***	The HFRI Fund of Funds Composite Index - Fund of Funds invest with multiple managers through funds or managed accounts. The strategy designs a diversified portfolio of managers with the objective of significantly lowering the risk (volatility) of investing with an individual manager. The Fund of Funds manager has discretion in choosing which strategies to invest in for the portfolios. A manager may allocate funds to numerous managers within a single strategy, or with numerous managers in multiple strategies.

^	Since October 31, 2014.

Portfolio Composition as of June 30, 2015

Holdings by Type	% of Net Assets
Mutual Funds - Asset Allocation	36.2%
Mutual Funds - Equity	26.1%
Mutual Funds - Alternative Investment	19.6%
Mutual Funds - Debt	18.8%
Short-Term Investments	2.4%
Other Assets Less Liabilities - Net	(3.1)%
100.0%

Please refer to the Portfolio of Investments in this semi-annual report for a detailed analysis of the Portfolio’s holdings.

JNF Dynasty Liquid Alternatives Portfolio
PORTFOLIO OF INVESTMENTS (Unaudited)
June 30, 2015

Shares		Value
	MUTUAL FUNDS - 100.7%
	ALTERNATIVE INVESTMENT FUNDS - 19.6%
2,317	AQR Diversified Arbitrage Fund	$23,495
3,278	AQR Managed Futures Strategy Fund	34,685
5,188	Legg Mason BW Alternative Credit Fund	53,701
		111,881
	ASSET ALLOCATION FUNDS - 36.2%
2,910	ASG Managed Futures Strategy Fund	30,993
4,363	Eaton Vance Global Macro Absolute Return Advantage Fund	44,675
3,960	John Hancock Funds II - Global Absolute Return Strategies Fund	44,229
4,771	Loomis Sayles Strategic Alpha Fund	47,185
1,381	MainStay Marketfield Fund *	21,980
1,395	William Blair Macro Allocation Fund	17,760
		206,822
	DEBT FUNDS - 18.8%
2,288	AllianzGI Structured Return Fund	35,849
3,344	Avenue Credit Strategies Fund	35,514
3,425	BlackRock Global Long/Short Credit Fund	35,931
		107,294
	EQUITY FUNDS - 26.1%
2,308	Boston Partners Long/Short Research Fund	35,796
3,475	Causeway Global Absolute Return Fund *	35,826
1,959	Gotham Absolute Return Fund	25,483
2,029	Neuberger Berman Long Short Fund	26,519
1,817	Wasatch Long/Short Fund	25,596
		149,220

	TOTAL MUTUAL FUNDS (Cost - $589,518)	575,217

	SHORT-TERM INVESTMENTS - 2.4%
	MONEY MARKET FUND - 2.4%
13,387	Federated Prime Obligations Fund, to yield 0.07% (Cost - $13,387) **	13,387

	TOTAL INVESTMENTS - 103.1% (Cost - $602,905) (a)	$588,604
	OTHER ASSETS LESS LIABILITIES - NET - (3.1)%	(17,509)
	NET ASSETS - 100.0%	$571,095

*	Non-income producing security.

**	Variable rate security, the money market rate shown represents the rate at June 30, 2015.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $602,905 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$2,157
Unrealized depreciation:	(16,458)
Net unrealized depreciation:	$(14,301)

See accompanying notes to these financial statements.

JNF Portfolios
STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2015

	JNF SSgA Sector	JNF SSgA Tactical	JNF SSgA Retirement	JNF Dynasty Liquid
	Rotation Portfolio	Allocation Portfolio	Income Portfolio	Alternatives Portfolio

ASSETS
Investments, at cost	$88,628,705	$19,734,711	$2,835,512	$602,905
Investments in securities, at value	$90,958,389	$19,547,095	$2,753,728	$588,604
Cash	—	—	—	515
Due from Advisor	—	—	3,704	3,165
Dividends and interest receivable	222	68,804	5,567	—
Receivable for fund shares sold	644	—	—	—
Prepaid expenses and other assets	352	2,585	2,562	—
TOTAL ASSETS	90,959,607	19,618,484	2,765,561	592,284

LIABILITIES
Payable for portfolio shares redeemed	—	362	985	10
Investment advisory fees payable	56,122	4,991	—	—
Distribution (12b-1) fees payable	20,324	4,398	965	126
Accrued expenses and other liabilities	26,205	15,976	9,776	21,053
TOTAL LIABILITIES	102,651	25,727	11,726	21,189

NET ASSETS	$90,856,956	$19,592,757	$2,753,835	$571,095

Net Assets Consist Of:
Paid in capital ($0 par value, unlimited shares authorized)	$70,819,404	$16,543,302	$2,602,968	$568,259
Accumulated undistributed net investment income (loss)	656,027	(635)	206,925	11,460
Accumulated net realized gain on investments	17,051,841	3,237,706	25,726	5,677
Net unrealized appreciation (depreciation) on investments	2,329,684	(187,616)	(81,784)	(14,301)
NET ASSETS	$90,856,956	$19,592,757	$2,753,835	$571,095

Shares of Beneficial Interest Outstanding	2,571,679	949,099	263,653	56,688
Net Asset Value (Net Assets/Shares of Beneficial Interest)/Offering & Redemption Price per share	$35.33	$20.64	$10.44	$10.07

See accompanying notes to these financial statements.

JNF Portfolios
STATEMENTS OF OPERATIONS (Unaudited)
For the Six Months Ended June 30, 2015

	JNF SSgA Sector	JNF SSgA Tactical	JNF SSgA Retirement	JNF Dynasty Liquid
	Rotation Portfolio	Allocation Portfolio	Income Portfolio	Alternatives Portfolio

INVESTMENT INCOME:
Dividends	$702,233	$218,728	$84,439	$2,540
Interest	1,480	287	60	144
TOTAL INVESTMENT INCOME	703,713	219,015	84,499	2,684

EXPENSES:
Investment advisory fees	302,666	65,566	18,539	1,375
Distribution (12b-1) fees	116,410	25,218	9,270	687
Administration service fees	75,152	20,974	9,091	849
Professional fees	33,544	27,939	15,893	14,927
Compliance officer fees	31,380	6,667	898	1,686
Trustees’ fees and expenses	9,941	9,884	5,864	5,700
Printing and postage expense	5,407	2,882	3,298	5,268
Custodian fees	4,900	3,636	3,701	3,718
Insurance expenses	1,546	326	17	86
Other expenses	833	551	629	1,416
TOTAL EXPENSES	581,779	163,643	67,200	35,712

Less: Fees waived/reimbursed by the Advisor	—	(37,569)	(30,114)	(32,959)
NET EXPENSES	581,779	126,074	37,086	2,753

NET INVESTMENT INCOME (LOSS)	121,934	92,941	47,413	(69)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investment transactions	599,835	82,946	(18,293)	18
Net change in unrealized appreciation (depreciation) on investment transactions	767,012	59,847	(94,733)	(4,126)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	1,366,847	142,793	(113,026)	(4,108)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,488,781	$235,734	$(65,613)	$(4,177)

See accompanying notes to these financial statements.

JNF Portfolios
STATEMENTS OF CHANGES IN NET ASSETS

	JNF SSgA Sector Rotation Portfolio		JNF SSgA Tactical Allocation Portfolio
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	June 30,	December 31,	June 30,	December 31,
	2015	2014	2015	2014
	(Unaudited)		(Unaudited)
FROM OPERATIONS
Net investment income	$121,934	$549,021	$92,941	$280,098
Net realized gain on investments	599,835	24,094,575	82,946	3,100,629
Distributions of realized gains from other investment companies	—	—	—	78,759
Net change in unrealized appreciation (depreciation) on investments	767,012	(16,992,250)	59,847	(2,069,077)
Net Increase in Net Assets Resulting From Operations	1,488,781	7,651,346	235,734	1,390,409

FROM DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income	—	(386,285)	(95,668)	(360,820)
Net Realized Gains	—	—	—	(1,231,456)
Total Distributions to Shareholders	—	(386,285)	(95,668)	(1,592,276)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	1,117,783	1,764,762	402,740	1,346,534
Reinvestment of dividends and distributions	—	386,285	95,668	1,592,276
Cost of shares redeemed	(7,878,173)	(11,495,847)	(1,120,659)	(3,106,254)
Net Decrease in Net Assets From Share Transactions of Beneficial Interest	(6,760,390)	(9,344,800)	(622,251)	(167,444)

TOTAL DECREASE IN NET ASSETS	(5,271,609)	(2,079,739)	(482,185)	(369,311)

NET ASSETS
Beginning of period	96,128,565	98,208,304	20,074,942	20,444,253
End of period*	$90,856,956	$96,128,565	$19,592,757	$20,074,942
* Includes accumulated undistributed net investment income (loss) of	$656,027	$534,093	$(635)	$2,092

SHARES ACTIVITY
Shares Sold	31,424	54,232	19,089	63,581
Shares Reinvested	—	11,521	4,637	77,011
Shares Redeemed	(223,295)	(341,237)	(52,985)	(147,726)
Net Decrease in Shares of Beneficial Interest Outstanding	(191,871)	(275,484)	(29,259)	(7,134)

See accompanying notes to these financial statements.

JNF Portfolios
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	JNF SSgA Retirement		JNF Dynasty Liquid
	Income Portfolio		Alternatives Portfolio
	Six Months Ended	Period Ended	Six Months Ended	Period Ended
	June 30,	December 31,	June 30,	December 31,
	2015	2014 (1)	2015	2014 (2)
	(Unaudited)		(Unaudited)
FROM OPERATIONS
Net investment income (loss)	$47,413	$159,512	$(69)	$11,529
Net realized gain (loss) on investments	(18,293)	20,900	18	—
Distributions of realized gains from other investment companies	—	23,119	—	5,659
Net change in unrealized appreciation (depreciation) on investments	(94,733)	12,949	(4,126)	(10,175)
Net Increase (Decrease) in Net Assets Resulting From Operations	(65,613)	216,480	(4,177)	7,013

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	1,169,379	10,960,130	58,408	510,024
Cost of shares redeemed	(6,595,896)	(2,930,645)	(126)	(47)
Net Increase (Decrease) in Net Assets From Share Transactions of Beneficial Interest	(5,426,517)	8,029,485	58,282	509,977

TOTAL INCREASE (DECREASE) IN NET ASSETS	(5,492,130)	8,245,965	54,105	516,990

NET ASSETS
Beginning of period	8,245,965	—	516,990	—
End of period*	$2,753,835	$8,245,965	$571,095	$516,990
* Includes undistributed net investment income of	$206,925	$159,512	$11,460	$11,529

SHARES ACTIVITY
Shares Sold	108,192	1,060,117	5,714	50,991
Shares Redeemed	(621,701)	(282,955)	(12)	(5)
Net Increase (Decrease) in Shares of Beneficial Interest Outstanding	(513,509)	777,162	5,702	50,986

(1)	The JNF SSgA Retirement Income Portfolio commenced operations on March 5, 2014.

(2)	The JNF Dynasty Liquid Alternatives Portfolio commenced operations on October 28, 2014.

See accompanying notes to these financial statements.

JNF Portfolios
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	JNF SSgA Sector Rotation Portfolio
	Six Months Ended		Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	June 30,		December 31,		December 31,	December 31,	December 31,	December 31,
	2015		2014		2013	2012	2011	2010
	(Unaudited)
Net asset value, beginning of period	$34.78		$32.32		$23.94	$20.60	$20.56	$16.44
Activity from investment operations:
Net investment income (1)	0.05		0.19		0.12	0.22	0.09	0.15
Net realized and unrealized gain on investments	0.50		2.41		8.52	3.23	0.12	4.11
Total from investment operations	0.55		2.60		8.64	3.45	0.21	4.26

Less distributions from:
Net investment income	—		(0.14)		(0.26)	(0.11)	(0.17)	(0.14)

Net asset value, end of period	$35.33		$34.78		$32.32	$23.94	$20.60	$20.56

Total return (2)	1.58%		8.05%		36.18%	16.76%	1.06%	26.02%

Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$90,857		$96,129		$98,208	$80,267	$78,661	$88,218

Ratios of expenses to average net assets	1.25	% (3,4)	1.17	% (3)	1.17%	1.19%	1.15%	1.16%

Ratios of net investment income to average net assets	0.26	% (4,5)	0.56	% (4)	0.42%	0.97%	0.45%	0.81%

Portfolio turnover rate	31	% (6)	234%		125%	122%	123%	123%

(1)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the year.

(2)	Assumes reinvestment of all dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(3)	Does not include the expenses of the investment companies in which the Portfolio invests.

(4)	Annualized.

(5)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(6)	Not annualized.

See accompanying notes to these financial statements.

JNF Portfolios
FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	JNF SSgA Tactical Allocation Portfolio
	Six Months Ended		Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	June 30,		December 31,		December 31,	December 31,	December 31,	December 31,
	2015		2014		2013	2012	2011	2010
	(Unaudited)
Net asset value, beginning of period	$20.52		$20.75		$17.46	$15.98	$15.27	$13.86
Activity from investment operations:
Net investment income (1)	0.10		0.29		0.15	0.19	0.19	0.20
Net realized and unrealized gain on investments	0.12		1.14		3.30	1.50	0.72	1.41
Total from investment operations	0.22		1.43		3.45	1.69	0.91	1.61

Less distributions from:
Net investment income	(0.10)		(0.37)		(0.16)	(0.21)	(0.20)	(0.20)
Net realized gains	—		(1.29)		—	—	—	—
Total distributions	(0.10)		(1.66)		(0.16)	(0.21)	(0.20)	(0.20)

Net asset value, end of period	$20.64		$20.52		$20.75	$17.46	$15.98	$15.27

Total return (2)	1.08%		6.94%		19.80%	10.60%	6.01%	11.74%

Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$19,593		$20,075		$20,444	$19,143	$20,064	$21,293

Ratios of expenses to average net assets	1.25	% (3,4)	1.25	% (3)	1.25%	1.25%	1.23%	1.18%

Ratios of expenses to average net assets before waivers	1.62	% (3,4)	1.33	% (3)	1.35%	1.40%	1.36%	1.35%

Ratios of net investment income to average net assets	0.92	% (4,5)	1.35	% (5)	0.78%	1.13%	1.21%	1.40%

Ratios of net investment income to average net assets before waiver	0.55	% (4,5)	1.26%		0.68%	0.98%	1.08%	1.24%

Portfolio turnover rate	44	% (6)	186%		106%	77%	103%	79%

(1)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the year.

(2)	Assumes reinvestment of all dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(3)	Does not include the expenses of the investment companies in which the Portfolio invests.

(4)	Annualized.

(5)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(6)	Not annualized.

See accompanying notes to these financial statements.

JNF Portfolios
FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	JNF SSgA Retirement Income Portfolio
	Six Months Ended	Period Ended
	June 30,	December 31,
	2015	2014 (1)
	(Unaudited)
Net asset value, beginning of period	$10.61	$10.00
Activity from investment operations:
Net investment income (2)	0.07	0.30
Net realized and unrealized gain (loss) on investments (3)	(0.24)	0.31
Total from investment operations	(0.17)	0.61

Net asset value, end of period	$10.44	$10.61

Total return (4)	(1.60)%	6.10%

Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$2,754	$8,246

Ratios of expenses to average net assets (5,6)	1.00%	1.00%

Ratios of expenses to average net assets before waivers (5,6)	1.81%	2.07%

Ratios of net investment income to average net assets (5,7)	1.28%	3.46%

Ratios of net investment income to average net assets before waiver (5,7)	0.47%	2.38%

Portfolio turnover rate (8)	41%	93%

(1)	The JNF SSgA Retirement Income Portfolio commenced operations on March 5, 2014.

(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.

(3)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(4)	Assumes reinvestment of all dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(5)	Annualized.

(6)	Does not include the expenses of the investment companies in which the Portfolio invests.

(7)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(8)	Not annualized.

See accompanying notes to these financial statements.

JNF Portfolios
FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	JNF Dynasty Liquid Alternatives Portfolio
	Six Months Ended		Period Ended
	June 30,		December 31,
	2015		2014 (1)
	(Unaudited)
Net asset value, beginning of period	$10.14		$10.00
Activity from investment operations:
Net investment income (loss) (2)	(0.00	) (3)	0.24
Net realized and unrealized loss on investments	(0.07)		(0.10)
Total from investment operations	(0.07)		0.14

Net asset value, end of period	$10.07		$10.14

Total return (4)	(0.59)%		1.40%

Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$571		$517

Ratios of expenses to average net assets (5,6)	1.00%		1.00%

Ratios of expenses to average net assets before waivers (5,6)	12.97%		39.31%

Ratios of net investment income (loss) to average net assets (5,7)	(0.03)%		13.91%

Ratios of net investment loss to average net assets before waiver (5,7)	(12.00)%		(24.40)%

Portfolio turnover rate (8)	4%		0%

(1)	The JNF Dynasty Liquid Alternatives Portfolio commenced operations on October 28, 2014.

(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.

(3)	Less than $0.005.

(4)	Assumes reinvestment of all dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(5)	Annualized.

(6)	Does not include the expenses of the investment companies in which the Portfolio invests.

(7)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(8)	Not annualized.

See accompanying notes to these financial statements.

JNF Portfolios
NOTES TO FINANCIAL STATEMENTS (Unaudited)
June 30, 2015

1.	ORGANIZATION

The JNF SSgA Sector Rotation Portfolio (the “SSgA Sector Rotation Portfolio”) (formerly known as JNF Equity Portfolio), the JNF SSgA Tactical Allocation Portfolio (the “SSgA Tactical Allocation Portfolio”) (formerly known as JNF Balanced Portfolio), the JNF SSgA Retirement Income Portfolio (the “SSgA Retirement Income Portfolio”) and the JNF Dynasty Liquid Alternatives Portfolio (the “Dynasty Liquid Alternatives Portfolio”) (collectively, the “Portfolios”) are each a diversified series of shares of beneficial interest of the Northern Lights Variable Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Portfolios are intended to be funding vehicles for variable annuity contracts and flexible premium variable life insurance policies offered by the separate accounts of various insurance companies, including JNF Advisors, Inc.’s (the “Advisor”) affiliate, Jefferson National Life Insurance Company. The Trust offers shares to affiliated and unaffiliated life insurance company separate accounts (registered as unit investment trusts under the 1940 Act) to fund the benefits under variable annuity and variable life insurance contracts. Jefferson National Life Insurance Company separate accounts own 100% of the shares offered by each Portfolio. The SSgA Retirement Income Portfolio commenced operations on March 5, 2014. The Dynasty Liquid Alternatives Portfolio commenced operations on October 28, 2014. The investment objective of each Portfolio is as follows:

Portfolio	Primary Objective
SSgA Sector Rotation Portfolio	Total return, while attempting to reduce portfolio volatility over a full market cycle.
SSgA Tactical Allocation Portfolio	Total return, while attempting to reduce portfolio volatility over a full market cycle.
SSgA Retirement Income Portfolio	Total return, while attempting to reduce portfolio volatility over a full market cycle.
Dynasty Liquid Alternatives Portfolio	Total return from income and capital appreciation.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Portfolios in preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Portfolios follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Securities valuation – Securities and other assets held by the Portfolios listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

JNF Portfolios
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
June 30, 2015

If market quotations are not readily available or are determined to be unreliable, securities will be valued at their fair value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Fair Value Procedures”). The Trust’s Board of Trustees (the “Board”) will review the fair value method in use for securities requiring a fair value determination at least quarterly. The Fair Value Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

The Portfolios may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process. As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor or sub-advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor or sub-advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Portfolio’s calculation of its net asset value.

Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor or sub-advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Portfolio’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x)

JNF Portfolios
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
June 30, 2015

current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – A Portfolio may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value based upon methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by a Portfolio will not change.

The Portfolios utilize various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolios have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset, or liability, to the extent relevant observable inputs are not available, representing the Portfolios own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2015, for the Portfolios’ investments measured at fair value:

JNF Portfolios
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
June 30, 2015

SSgA Sector Rotation Portfolio

Assets *	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$90,327,077	$—	$—	$90,327,077
Money Market Fund	631,312	—	—	631,312
Total	$90,958,389	$—	$—	$90,958,389

SSgA Tactical Allocation Portfolio

Assets *	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$18,404,310	$—	$—	$18,404,310
Money Market Fund	1,142,785	—	—	1,142,785
Total	$19,547,095	$—	$—	$19,547,095

SSgA Retirement Income Portfolio

Assets *	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$2,699,794	$—	$—	$2,699,794
Money Market Fund	53,934	—	—	53,934
Total	$2,753,728	$—	$—	$2,753,728

Dynasty Liquid Alternatives Portfolio

Assets *	Level 1	Level 2	Level 3	Total
Mutual Funds	$575,217	$—	$—	$575,217
Money Market Fund	13,387	—	—	13,387
Total	$588,604	$—	$—	$588,604

The Portfolios did not hold any Level 2 or Level 3 securities during the period. There were no transfers from Level 2 to Level 1 during the period. It is the Portfolios’ policy to recognize transfers into or out of Level 1 & Level 2 at the end of the reporting period.

*	Refer to the Portfolios of Investments for classification by asset class.

Security transactions and related income – Security transactions are recorded no later than the first business day after the trade date, except for reporting purposes when trade date is used. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the term of the respective securities. Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of cost of investment or as a realized gain, respectively. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolios’ understanding of the applicable country’s tax rules and rates.

Exchange Traded Funds – The Portfolios may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

JNF Portfolios
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
June 30, 2015

Dividends and distributions to shareholders – The following table summarizes each Portfolio’s investment income and capital gain declaration policy:

Portfolio	Income Dividends	Capital Gains
SSgA Sector Rotation Portfolio	Annually	Annually
SSgA Tactical Allocation Portfolio	Quarterly	Annually
SSgA Retirement Income Portfolio	Annually	Annually
Dynasty Liquid Alternatives Portfolio	Annually	Annually

Each Portfolio records dividends and distributions to its shareholders on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of each Portfolio.

Federal income tax – It is each Portfolio’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Portfolios recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Portfolios’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2012 - 2014) for the SSgA Sector Rotation Portfolio and SSgA Tactical Allocation Portfolio, or expected to be taken in all Portfolios’ 2015 tax returns. The Portfolios recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year or period, the Portfolios did not incur any interest or penalties. Generally tax authorities can examine tax returns filed for the last three years. The Portfolios identify the major tax jurisdictions as U.S. Federal and Nebraska State.

Use of estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Expenses – Expenses of the Trust that are directly identifiable to a specific portfolio are charged to that portfolio. Expenses, which are not readily identifiable to a specific portfolio, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the portfolios in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Portfolios enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve

JNF Portfolios
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
June 30, 2015

future claims that may be made against the Portfolios that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the six months ended June 30, 2015, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments amounted to the following:

Portfolio	Purchases	Sales
SSgA Sector Rotation Portfolio	$30,190,430	$26,859,294
SSgA Tactical Allocation Portfolio	8,259,278	8,722,306
SSgA Retirement Income Portfolio	2,888,971	8,062,107
Dynasty Liquid Alternatives Portfolio	103,500	21,000

4.	INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

JNF Advisors, Inc. serves as the Portfolios’ investment advisor. Prior to October 31, 2014, Chicago Equity Partners, LLC (“Chicago Equity”) served as the sub-advisor for the SSgA Sector Rotation Portfolio and SSgA Tactical Allocation Portfolio. Pursuant to a new Sub-Advisory Agreement, SSgA Funds Management, Inc. (“SSgA FM”) began serving as the sub-adviser to these Portfolios on October 31, 2014. In addition, SSgA FM is the sub-advisor for the SSgA Retirement Income Portfolio. The sub-advisor for the Dynasty Liquid Alternatives Portfolio is Dynasty Wealth Management, LLC.

Pursuant to an investment advisory agreement with the Trust, on behalf of each Portfolio (the “Advisory Agreement”), under the oversight of the Board, the Advisor supervises the performance of each sub-advisor, and the administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, each Portfolio pays the Advisor a management fee, computed on average daily net assets and accrued daily and paid monthly, at an annual rate of 0.65% of the SSgA Sector Rotation Portfolio’s and SSgA Tactical Allocation Portfolio’s and 0.50% of the SSgA Retirement Income Portfolio’s and Dynasty Liquid Alternatives Portfolio’s average daily net assets. Pursuant to a sub-advisory agreement, the Advisor has agreed to pay SSgA FM an annual fee equal to 0.25% of the average daily net assets up to $250 million, 0.20% of the average daily net assets over $250 million but less than $500 million, and 0.15% of the average daily net assets of $500 million or greater of the aggregate assets of JNF SSgA Retirement Income Portfolio, JNF SSgA Tactical Allocation Portfolio, and JNF SSgA Sector Rotation Portfolio. The sub-advisory fees paid to SSgA FM are subject to a $50,000 minimum in aggregate fees between the JNF SSgA Retirement Income Portfolio, JNF SSgA Tactical Allocation Portfolio, and JNF SSgA Sector Rotation Portfolio. Pursuant to a sub-advisory agreement, the Advisor has agreed to pay Dynasty Wealth Management, LLC an annual fee equal to 0.25% of the average daily net assets of the Dynasty Liquid Alternatives Portfolio.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until April 30, 2016, to waive a portion of its management fee and has agreed to reimburse each of the Portfolios for other expenses to the extent necessary so that the total expenses incurred by the Portfolio (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses such as litigation (which may include indemnification of Portfolio officers and Trustees, contractual indemnification of Portfolio service providers (other than the Advisor)) do not exceed 1.25% per annum of the SSgA Sector Rotation Portfolio’s and the SSgA Tactical

JNF Portfolios
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
June 30, 2015

Allocation Portfolio’s average daily net assets and 1.00% of the SSgA Retirement Income Portfolio’s and the Dynasty Liquid Alternatives Portfolio’s average daily net assets.

During the six months ended June 30, 2015 the Advisor waived/reimbursed fees for the Portfolios as follows:

Portfolio	Waiver	Waiver & Reimbursement
SSgA Tactical Allocation Portfolio	$37,569	$—
SSgA Retirement Income Portfolio	—	30,114
Dynasty Liquid Alternatives Portfolio	—	32,959

If the Advisor waives any fee or reimburses any expenses and any operating expenses are subsequently lower than their respective expense limitation, the Advisor shall be entitled to reimbursement by the Portfolio provided that such reimbursement does not cause the Portfolio’s operating expenses to exceed the expense limitation. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). No amounts will be paid to the Advisor in any fiscal quarter unless the Board determines that reimbursement is in the best interests of the relevant Portfolio and its shareholders.

As of December 31, 2014, the Advisor has the following waived expenses that may be recovered no later than the dates indicated:

Portfolio	December 31, 2015	December 31, 2016	December 31, 2017	Total
SSgA Tactical Allocation Portfolio	$31,218	$19,459	$17,017	$67,694
SSgA Retirement Income Portfolio	—	—	49,635	49,635
Dynasty Liquid Alternatives Portfolio	—	—	31,746	31,746

The Trust, with respect to the Portfolios, has adopted the Trust’s Master Distribution and Shareholder Servicing Plans (“12b-1 Plan” or “Plan”). The Plan provides that a monthly distribution and service fee is calculated by each of the Portfolios at an annual rate of 0.25% of its average daily net assets. Pursuant to the Plan, each of the Portfolios may compensate the securities dealers or other financial intermediaries, financial institutions, investment advisors, and others for activities primarily intended to result in the sale of Portfolio shares and for maintenance and personal service provided to existing shareholders. The Plan further provides, for periodic payments to brokers, dealers and other financial intermediaries, including insurance companies, for providing shareholder services and for promotional and other sales-related costs. During the six months ended June 30, 2015, the SSgA Sector Rotation Portfolio, SSgA Tactical Allocation Portfolio, SSgA Retirement Income Portfolio, and Dynasty Liquid Alternatives Portfolio incurred $116,410, $25,218, $9,270 and $687, respectively, in distribution and service fees under the Plan.

Gemini Fund Services, LLC (“GFS”),

GFS, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to a separate servicing agreement with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Portfolios.

JNF Portfolios
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
June 30, 2015

Blu Giant, LLC (“Blu Giant”)

Blu Giant, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Portfolios on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Portfolios.

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal years ended December 31, 2014 and December 31, 2013 was as follows:

	For the year ended December 31, 2014			For the year ended December 31, 2013
	Ordinary	Long-Term		Ordinary	Long-Term
Portfolio	Income	Capital Gains	Total	Income	Capital Gains	Total
SSgA Sector Rotation Portfolio	$386,285	$—	$386,285	$789,151	$—	$789,151
SSgA Tactical Allocation Portfolio	360,820	1,231,456	1,592,276	159,906	—	159,906

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Unrealized	Total
	Ordinary	Long-Term	Appreciation/	Accumulated
Portfolio	Income	Capital Gains	(Depreciation)	Earnings/(Deficits)
SSgA Sector Rotation Portfolio	$534,093	$16,453,863	$1,560,815	$18,548,771
SSgA Tactical Allocation Portfolio	918,945	2,240,723	(250,279)	2,909,389
SSgA Retirement Income Portfolio	209,473	23,119	(16,112)	216,480
Dynasty Liquid Alternatives Portfolio	11,529	5,659	(10,175)	7,013

The difference between book basis and tax basis accumulated net realized gains and unrealized appreciation/depreciation is primarily attributable to the tax deferral of losses on wash sales.

Permanent book and tax differences primarily attributable to differences in book/tax treatment of paydown gains/(losses), and adjustments for publicly traded partnerships and return of capital distributions from C-Corporations resulted in reclassification for the year ended December 31, 2014 as follows:

	Paid	Undistributed	Undistributed
	In	Ordinary	Long-Term
Portfolio	Capital	Income (Loss)	Gains (Loss)
SSgA Sector Rotation Portfolio	$—	$(19,894)	$19,894
SsgA Tactical Allocation Portfolio	—	5,929	(5,929)

6.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The SSgA Sector Rotation Portfolio currently seeks to achieve its investment objectives by investing a portion of its assets in SPDR Health Care Select Sector Fund and SPDR Technology Select Sector Fund (the “Securities”), respectively. The Portfolio may redeem its investments from the Securities at any time if the Advisor determines that it is in the best interest of the Portfolio and its shareholders to do so.

The performance of the Portfolio may be directly affected by the performance of the Securities. The annual report of the Securities, along with the report of the independent registered public accounting firm is included in the Securities’ N-CSRs available at www.sec.gov. As of June 30, 2015, 25.1% of the SSgA Sector Rotation Portfolio’s net assets were invested in SPDR Health Care Select Sector Fund and 31.8% of the SSgA Sector Rotation Portfolio’s net assets were invested in SPDR Technology Select Sector Fund.

JNF Portfolios
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
June 30, 2015

7.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

JNF Portfolios
EXPENSE EXAMPLES (Unaudited)
June 30, 2015

As a Portfolio shareholder, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2015 through June 30, 2015.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolios’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, as well as other charges and expenses of the insurance contract, or separate account. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The Portfolio’s expenses shown do not reflect the charges and expenses of the insurance company separate accounts and if such expenses were included the costs would have been higher.

					Hypothetical
					(5% return before
			Actual		expenses)

	Portfolio’s		Ending	Expenses	Ending	Expenses
	Annualized	Beginning	Account	Paid	Account	Paid
	Expense	Account Value	Value	During	Value	During
	Ratio	1/1/15	6/30/15	Period*	6/30/15	Period
JNF SSgA Sector Rotation Portfolio	1.25%	$1,000.00	$1,015.80	$ 6.25	$1,018.60	$ 6.26
JNF SSgA Tactical Allocation Portfolio	1.25%	$1,000.00	$1,010.80	$ 6.23	$1,018.60	$ 6.26
JNF SSgA Retirement Income Portfolio	1.00%	$1,000.00	$984.00	$ 4.92	$1,019.84	$ 5.01
JNF Dynasty Liquid Alternatives Portfolio	1.00%	$1,000.00	$994.10	$ 4.94	$1,019.84	$ 5.01

*	Actual Expenses Paid During Period are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

JNF Portfolios
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2015

JNF SSgA Sector Rotation Portfolio and JNF SSgA Tactical Allocation Portfolio (Adviser – JNF Advisors, Inc.)

In connection with the regular meeting held on December 9 and 10, 2014, the Board of Trustees (the “Trustees”) of the Northern Lights Variable Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between JNF Advisors, Inc. (“JNF”) and the Trust, with respect to JNF SSgA Sector Rotation Portfolio (“JNF Sector Portfolio”) and JNF SSgA Tactical Allocation Portfolio (“JNF Tactical Portfolio”) (each a “Portfolio” and collectively, the “JNF Portfolios”). In considering the renewal of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees reviewed the background information on the key investment personnel who are responsible for servicing the Portfolio taking into consideration their education and financial industry experience in legal, compliance, financial reporting, business development, operations and ability to perform management oversight of the JNF Portfolios. The Trustees observed that JNF utilizes the services of a sub-adviser to execute the investment strategy for the JNF Portfolios, and as such, the Trustees reviewed a comprehensive due diligence list and ongoing oversight services JNF provides to the JNF Portfolios to ensure the investment strategies are executed in compliance with the prospectus, performance is in line with expectations, and the sub-adviser is complying with applicable laws and regulations. Taking into consideration the fact that not all strategy risks can be eliminated, the Trustees reviewed JNF’s risk management process which identified areas of risk such as style risk, portfolio pumping, window dressing, best execution, violation of diversification regulations, affiliated party transactions, and insider trading, where JNF also provides oversight of these risks. The Trustees noted that no material compliance or litigation issues since the last advisory contract approval have been reported by JNF. The Trustees acknowledged that JNF has a robust corporate infrastructure with a good culture of compliance and an investment team focused on providing strong oversight of sub-advisers. The Trustees concluded JNF should continue to provide high level of quality service to the JNF Portfolios for the benefit of its shareholders.

Performance.

JNF Tactical Portfolio. The Trustees evaluated the performance of the JNF Tactical Portfolio over the 1-year, 2-year, 3-year, and 5-year periods, noting that the Portfolio underperformed its blended benchmark over each period, while outperforming the Moderate Allocation Morningstar category and its peer group over the same periods. The Trustees acknowledged that a new sub-adviser recently began sub-advising the Portfolio under a revised strategy, so the historical performance of the Portfolio spoke primarily to JNF’s ability to select and oversee sub-advisers. The Trustees agreed with JNF’s conclusion that the new sub-adviser was well-positioned to sub-advise the Portfolio under the new strategy. The Trustees concluded that the Portfolio’s returns were satisfactory and JNF performed well in monitoring and evaluating the sub-adviser.

JNF Sector Portfolio. The Trustees evaluated the performance of the JNF Tactical Portfolio over the 1-year, 2-year, 3-year, and 5-year periods, noting that the Portfolio generally underperformed its blended benchmark over each period except the 5-year period, while outperforming the Mid Cap Blend Morningstar category and its peer group over the same periods. The Trustees acknowledged that a new sub-adviser recently began sub-advising the Portfolio under a revised strategy, so the historical performance of the Portfolio spoke more to JNF’s ability to select and oversee sub-advisers. The Trustees agreed with JNF’s conclusion that the new sub-adviser was well-positioned to sub-advise the Portfolio under the new strategy. The Trustees concluded that JNF performed well in monitoring and evaluating the sub-adviser.

JNF Portfolios
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2015

Fees and Expenses.

JNF Tactical Portfolio. The Trustees then evaluated the advisory fee and expense ratios of the JNF Tactical Portfolio, noting that the Portfolio had a higher advisory fee and expense ratio than both the peer group average and the Morningstar category average. The Trustees noted that the Portfolio’s advisory fee and expenses were well within the high-low range of both categories, and that several ultra-low cost funds skewed the averages for each data set. They also noted that the JNF Tactical Portfolio was significantly smaller than many funds in each data set. After discussion, the Trustees concluded that the advisory fee and overall expense ratio were reasonable, particularly when compared to the much larger funds in the peer group.

JNF Sector Portfolio. The Trustees then evaluated the advisory fee and expense ratios of the JNF Sector Portfolio, noting that the Portfolio’s advisory fee is below the peer group average, but higher than the Morningstar category average, while remaining well within the high-low range of both. The Trustees noted that the Portfolio’s advisory fee and expenses were within the high-low range of both categories, and that several ultra-low cost funds skewed the averages for each data set: they also noted that the JNF Sector Portfolio was smaller than many funds in each data set. After considering all of these factors, the Trustees concluded that the advisory fee and overall expense ratio were reasonable.

Economies of Scale. The Trustees agreed with JNF’s assessment that each Portfolio’s current asset levels are not high enough to support breakpoints at this time. After discussion, it was the consensus of the Trustees that economies of scale would be revisited at the next renewal and as the size of each Portfolio materially increases and the Trustees would continue their dialogue with JNF on this topic.

Profitability. The Trustees reviewed a profitability analysis provided by JNF for each Portfolio, noting the gross advisory fees paid to JNF, and the net fees after expenses. They considered that JNF was not receiving 12b-1 fees, soft dollars or affiliated brokerage fees in connection with its services to each Portfolio, but that its affiliate, Jefferson National Life Insurance Company, receives 12b-1 fees for providing services to the Portfolios. They observed that the net profits were quite modest. After further discussion, the Trustees concluded that JNF was not earning excessive profits from its relationship with each Portfolio.

Conclusion. Having requested and received such information from JNF as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreements, and as assisted by the advice of independent counsel, the Trustees concluded that they were satisfied with the services provided by JNF, and that the advisory fee is reasonable and that renewal of each agreement is in the best interests of the Trust and the shareholders of JNF SSgA Sector Rotation Portfolio and JNF SSgA Tactical Allocation Portfolio.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Portfolio.

PRIVACY NOTICE

Northern Lights Variable Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS VARIABLE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Variable Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Variable Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Variable Trust

What we do:
How does Northern Lights Variable Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Variable Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Variable Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Variable Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Variable Trust doesn’t jointly market.

This Page Intentionally Left Blank.

PROXY VOTING POLICY

Information regarding how the Portfolios voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Portfolios use to determine how to vote proxies is available without charge, upon request, by calling 1-866-667-0564 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is also available without charge, upon request, by calling 1-866-667-0564.

INVESTMENT ADVISOR
JNF Advisors, Inc.
10350 Ormsby Park Place
Louisville, KY 40223

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)	Not applicable for open-end investment companies.

(b)	Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Variable Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 8/31/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 8/31/15

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Financial Officer/Treasurer

Date 8/31/15